UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Portillo’s Inc.
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Portillo's

2025
Proxy Statement

Tuesday, June 10, 2025 - 8:00 AM CDT

Portillo's
HOT DOGS

What's New in This Proxy Statement

- Board refreshment continues with New Director, Jack Hartung, appointed in 2025
- Expanded description of Board corporate governance practices, engagement and oversight
- Continued enhancements to CD&A to promote greater transparency

Family

Greatness

Energy

Fun

Letter to Shareholders

Dear Fellow Shareholders,
As we reflect on another year of growth and progress at Portillo’s, we are energized by the momentum we’ve built and the continued strength of our brand. We achieved several milestones in 2024 and also built a strong foundation for future impact. The momentum we’ve created fuels our excitement for what’s next.
At the heart of our strategy are four key pillars: Run World-Class Operations, Innovate and Amplify the Portillo’s Experience, Build Restaurants with Industry-Leading Returns, and Take Great Care of Our Teams. These pillars guide our approach to driving traffic, improving margins, and ultimately delivering long-term shareholder value.
In 2024, we opened 10 new restaurants, representing 12% unit growth, and expanded our presence across key Sunbelt markets, including Texas and Arizona. We also opened our first two smaller-format Restaurant of the Future locations. We rolled out kiosks across our brand, which enhances the guest experience and streamlines ordering. In addition, we made significant progress in refining operational processes, including improving the speed in our drive-thru to further elevate service and guest satisfaction.
Our efforts are resonating with guests. In the Morgan Stanley 2024 Consumer Survey, we had the top restaurant brand reputation, ranking #1 in Taste, Value, and Quality. This aligns with the high Net Promoter Score (NPS) we consistently see, regularly ranking ahead of other brands. This recognition underscores the loyalty we’ve built and the exceptional guest experience we continue to deliver.
There’s even more we accomplished in 2024 that’s now starting to pay off. Our groundwork in critical areas is turning into real momentum, and we’re seeing the benefits take shape as we move into 2025. We paved the path for Portillo’s Perks, our loyalty program designed to engage guests in new ways, keeping Portillo’s top of mind and boosting frequency. We also positioned ourselves to open smaller-format restaurants, which will allow for greater efficiency and expansion of our footprint. These efforts set the stage for another year of continued innovation and growth.
While 2024 was a year of laying these critical foundations, we also faced challenges in a dynamic and at times difficult operating environment. Despite headwinds that affected both our industry and broader consumer sentiment, we closed the fiscal year with solid results. This performance underscores our ability to execute on critical initiatives designed to strengthen our operations and prime us for sustainable growth.
Our commitment to our strategic pillars gives us confidence in our future. The addition of new talent to both our Board and executive leadership team further bolsters our capacity to execute against our strategy and drive performance.
Looking ahead, we remain focused on accelerating growth, optimizing operations, and fostering a culture that attracts and retains top talent. These efforts, combined with our unwavering focus on delivering exceptional guest experiences, position us to achieve continued success and long-term value creation for our shareholders.
Thank you for your continued trust and support. We look forward to updating you on Portillo’s progress as we continue to unlock the potential of this iconic brand.

Sincerely,

Michael A. Miles, Jr., Chairman of the Board	Michael Osanloo, Chief Executive Officer

2025 Proxy Statement	1

Notice of Annual Meeting to Shareholders

Date and Time: Tuesday, June 10, 2025 08:00 a.m., Central Time	Location: Virtual (Visit www.proxydocs.com/PTLO to register to attend the meeting.)	Record Date: Close of Business April 11, 2025

Agenda:

Proposals		Board Recommendations	Page
1	Election of Directors	FOR each nominee	15
2	Say on Pay	FOR	47
3	Ratification of Deloitte & Touche LLP as Auditors for Fiscal 2025	FOR	76
4	Shareholder Proposal, if properly presented	AGAINST	79
Shareholders will also transact such other business as may properly come before the meeting or any adjournment or postponement hereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relevant to the meeting for at least ten days prior to June 10, 2025. Please email investors@portillos.com if you wish to examine the shareholder list prior to the annual meeting.
How to Vote
Beginning on or about May 1, 2025, we will send to our shareholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the Internet, how to vote their shares and how to attend the Annual Meeting virtually. If you did not wish to receive such Notice, you may elect to receive future notices, proxy materials and annual reports electronically through the Internet by following the instructions in this Proxy Statement. Only shareholders of record at the close of business on April 11, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

By Internet www.proxypush.com/PTLO	By Phone 1-866-458-2503	By Mail return via the postage-paid envelope provided to P.O. Box 8016, Cary, NC 27512-9903	In Person attend virtual Annual Meeting June 10, 2025
By Order of the Board of Directors
Kelly M. Kaiser
General Counsel and Corporate Secretary
Oak Brook, Illinois
April 28, 2025

Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return a proxy card so that your shares may be represented at the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 10, 2025: This Proxy Statement and the Annual Report are available at www.proxydocs.com/PTLO

2

Table of Contents

Grants of Plan-Based Awards	67

Outstanding Equity Awards at Fiscal Year-End	68

Options Exercised and Stock Vested	68

Non-Qualified Deferred Compensation	69

Potential Payments Upon Termination	69

CEO Pay Ratio	71

Pay Versus Performance	72

Proposal 3 - Ratification of the Independent Registered Public Accounting Firm	76

Oversight of Independent Registered Public Accounting Firm	76

Fees Paid to Independent Registered Public Accounting Firm	77

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	77

Audit Committee Report	78

Proposal 4 - Shareholder Proposal to Adopt a Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold (if properly presented)	79

Other Matters	83

Securities Ownership of Certain Beneficial Owners and Management	83

Equity Compensation Plans Table	84

Certain Relationships and Related Party Transactions	85

Related Party Transaction Policy	85

Related Party Transactions	85

Shareholders’ Proposals	89

About the Meeting	90

2024 Annual Report and SEC Filings	93

Appendix A - Reconciliation of Non-GAAP Financial Measures	94

Cautionary Note Regarding Forward-Looking Statements	96

Frequently Accessed Information

•Auditor Fees	77

•Beneficial Ownership Table	83

•CEO Pay Ratio	71

•Committee Structure	27

•Compensation Discussion & Analysis	48

•Compensation Philosophy	49

•Director Biographies	17

•Director Compensation	42

•Director Skills Matrix	16

•Key Areas of Board Oversight	32

•Pay Versus Performance	72

•Share Ownership Guidelines	63

•Summary Compensation Table	66

2025 Proxy Statement	3

Table of Contents
Our Structure and Certain Defined Terms
Portillo’s Inc. (the “Company”) was formed for the purpose of facilitating an initial public offering in October 2021 (“IPO”) and related reorganization transactions in order to carry on the business of PHD Group Holdings LLC and its subsidiaries (“Portillo’s OpCo”). The Company is a holding company with no direct operations and our principal asset is our equity interest in Portillo’s OpCo. Unless the context otherwise requires, references to "we," "us," "our," "Portillo's," the "Company" and other similar references refer to Portillo's Inc. and its subsidiaries, including Portillo’s OpCo.

4

Our Company
Our Mission Statement

At Portillo’s, we relish the opportunity to create lifelong memories by igniting the senses with unrivaled food and experiences.

Our Building Blocks
Our operating model is focused on getting delicious, made-to-order food to our guests quickly, in an atmosphere that makes the experience more than a delicious meal. When guests walk into a Portillo’s, they get an experience completely different than a typical chain restaurant visit.

Iconic American Food with a Chicago Twist Known for Italian beef sandwiches, Chicago-style hot dogs, burgers, crinkle-cut fries, and signature shakes.

Multichannel Experience Dine-in, carryout, delivery, and catering, with double-lane drive-thrus for efficiency.

Unique Atmosphere High-energy, sensory-driven dining with locally inspired décor. No two Portillo’s are alike.

Operational Excellence Fast, high-quality food in an environment that celebrates community and Team Member engagement.

1963 Dick Portillo invested $1,100 into a small trailer called The Dog House in Villa Park, IL

1967 The Dog House is a success. It's renamed Portillo's and moved to a new building.

1983 Portillo's opened its first drive-thru

1986 Portillo's added its famous Chocolate Cake to the menu

1987 Portillo's added its signature Cheese Sauce to the menu

1994 Portillo's opened its first downtown Chicago restaurant

1999 Portillo's begins its catering program

2000 Portillo's launches nationwide shipping, sending its signature food to all 50 states

2005 Portillo's expanded outside of IL for the first time, into California

2006 Portillo's added Chicago staple, the Maxwell Street Polish, to the menu

2017 Portillo's opened its 50th restaurant

2020 Portillo's launched internal 501(c)3, Heart of Portillo's Fund

2021 Portillo's became a public company, listed on Nasdaq as PTLO

2022 Portillo's launched its first-ever Portillo's Pick Up
Portillo's added plant-based Garden Dog to its menu
Portillo's switched from bleached white paper bags to brown paper bags, and changed its side and soup cups from foam to paper.

2023 Portillo's transitioned from foam soft drink cups to paper soft drink cups

2024 Portillo's added kiosks to all restaurants
Portillo's launched new Restaurant of the Future format

2025 Portillo's launched loyalty program, Portillo's Perks

2025 Proxy Statement	5

Our Company
Company Highlights(1)

1963 Founded	8,000+ Total Team Members	$710.6M 2024 Revenue(2)	$8.7M 2024 Average Unit Volume(4)	10 New Restaurants Added in Fiscal 2024

$58.0M 2024 Operating Income(2)	8.2% 2024 Operating Income Margin(2)	$35.1M 2024 Net Income(2)	4.9% 2024 Net Income Margin(2)	94 Total Restaurants as of EOY Fiscal 2024(4)

$168.1M 2024 Restaurant Level Adjusted EBITDA(2)(3)	23.7% 2024 Restaurant-Level Adjusted EBITDA Margin(2)(3)	$104.8M 2024 Adjusted EBITDA(2)(3)	14.7% 2024 Adjusted EBITDA Margin(2)(3)	(0.6)% Change in Same Restaurant Sales (2)(5)

(1)We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal Year 2024 consisted of 52 weeks and Fiscal Year 2023 consisted of 53 weeks. The 53rd week in Fiscal 2023 included Christmas day, resulting in six operating days.
(2)Excludes a restaurant that is owned by C&O Chicago, LLC (“C&O”), of which Portillo’s owns 50% of the equity.
(3)Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are non-GAAP measures. See Appendix for a reconciliation to the most directly comparable financial measure stated in accordance with GAAP.
(4)Includes a restaurant that is owned by C&O, of which Portillo’s owns 50% of the equity.
(5)For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023.
Our Team
We care deeply about our people and believe that by taking care of our Team Members, they will in turn take great care of our guests.
•Core Values: Family, Greatness, Energy, and Fun guide every aspect of our team culture.
•Employee Value Proposition: Focused on culture, recruiting talent that aligns with our purpose and values.
•Team Members: Our Team Member base, as of December 29, 2024, consisted of 8,512 Team Members: 216 Restaurant Support Center Team Members, 482 Restaurant Managers, Assistant General Managers, and General Managers, and 7,714 restaurant hourly Team Members. We also have 88 hourly Team Members and 12 salaried Managers at our commissaries.

6

Our Company
Our Blueprint for 2024 and Beyond
Our Growth Trajectory
We are in the early stages of our nationwide growth plan. Based on whitespace analysis, we have a substantial runway for growth.
•94 Locations Across 10 States: 10 new openings in FY2024 (12% unit growth).
•Expansion Focus: Increase the number of restaurants 12-15% annually with the near-term growth primarily focused in the Sunbelt: Arizona, Texas, Florida, Georgia, North Carolina, South Carolina, and Colorado.
•Long-Term Vision: Aspire to 900+ restaurants, with 800 full-scale and 100 pick-up/walk-up models.
•Innovation: Explore new models like urban walk-ups, airports, and campuses to complement our full-scale locations.
Growing Faster Than Ever(1)
(1)The numbers in the states represents the number of restaurants open as of April 28, 2025.

2025 Proxy Statement	7

Our Company
Progress on Our Key Strategic Objectives
Our strategy is guided by four key pillars, each with a focus on driving traffic, improving margins, and maximizing returns. Here's a snapshot of our progress and expected outcomes in 2025:

Portillo's®

CULTURE WINS

RUN WORLD CLASS OPERATIONS

- Create Lifelong Memories
- Fast Meets Future
- Accuracy with a Smile, Recovery with Heart
- Optimize NRO Process

INNOVATE & AMPLIFY THE PORTILLO'S EXPERIENCE

- New Market Awareness
- Loyalty-Driven Value
- Expand Guest Base via Digital Engagement
- Purposeful Menu Innovation

RESTAURANTS WITH INDUSTRY-LEADING RETURNS

- Smarter Spaces, Optimized Investments
- Maximize Unit Economics
- Scale Quickly
- Standardize Processes

TAKE GREAT CARE OF OUR TEAMS

- Meaningful Work Environment
- Igniting Talent & Careers
- Total Rewards that Matter
- Enhanced Digital Workplace Experience

Run World-Class Operations
Expected Outcomes: Drives traffic, mix, and margins
•Excellence in Hospitality: Create lifelong memories through unrivaled food and service at every touchpoint.
•Drive-Thru Optimization: Fast meets future; continue to improve speed, implement camera vision tech, and refine data-driven coaching.
•Accuracy & Guest Recovery: Enhance order accuracy and empower teams to resolve issues quickly with a step-by-step recovery model.
•New Restaurant Openings (NRO): Improve coordination and data-driven staffing to reduce costs and improve margins from day one.
Innovate & Amplify the Portillo’s Experience
Expected Outcomes: Drives traffic and margins
•New Market Awareness: Boost brand awareness through localized marketing, tastings, and multi-channel advertising.
•Loyalty-Driven Value: Drive frequency and improve guest insights with Portillo's Perks loyalty program.
•Digital Engagement: Enhance digital ordering and loyalty for younger audiences, targeting new consumers through social and digital channels.
•Menu Innovation: Test breakfast items, expand sauce offerings, and create buzz-worthy brand collaborations to keep the menu exciting.

8

Our Company
Build Restaurants with Industry-Leading Returns
Expected Outcomes: Drives returns
•Smarter Spaces & Investments: Optimize restaurant design with Restaurant of the Future 2.0, explore alternative financing structures, and develop walk-up models for urban locations.
•Maximize Unit Economics: Leverage analytics for smarter site selection and cost control to maintain high sales volumes and margins.
•Scale Quickly: Target 6-8 restaurants per market within 24 months, leveraging walk-up models for high-density areas.
•Standardize Processes: Improve construction efficiency with regional models and new technology to drive down costs.
Take Great Care of Our Teams
Expected Outcomes: Protects margins by driving engaged teams
•Meaningful Work Environment: Prioritize clear expectations and tools to boost Team Member satisfaction and retention.
•Talent Development: Focus on attracting, developing, and retaining talent with internal programs like Ignite to ensure strong leadership as we continue to grow.
•Total Rewards: Offer competitive compensation, benefits, and recognition to enhance Team Member engagement and satisfaction.
•Digital Workspace: Improve training and connectivity with tools like Portillo’s Connect and myPortillo's to streamline operations and enhance Team Member experience.
We are excited about the positive impact that these initiatives will have on our Company in 2025 and beyond. We continue to monitor industry and macroeconomic trends so we can evolve our strategy as needed, but we are confident that these initiatives are fundamental to our long-term success and worthy of our continued focus and investment.
Our business is subject to certain risks that may materially and adversely affect our ability to achieve our desired outcomes, including the operational and growth objective outlined above. For a more in-depth discussion of such risks, see Item 1A, "Risk Factors" in our most recent Annual Report on Form 10-K filed with the SEC on February 25, 2025.

2025 Proxy Statement	9

Voting Roadmap

Proposal 1
Election of Directors
You are being asked to vote for the election of eight Directors, who will serve until the 2026 Annual Meeting of Shareholders. Directors are elected by a plurality vote for a term of one year.

Portillo’s Director Nominees
The skills and backgrounds of our Director Nominees align with our strategy, as summarized below. See “Information Regarding the Director Nominees” for more detail.

Michael Osanloo
President and Chief Executive Officer, Portillo's Inc.
Age: 59
Director Since[1]: 2018

Successful leader responsible for implementing rapid, new market expansion and business transformation initiatives (P.F. Chang's; Kraft Heinz)

Ann Bordelon
Executive Vice Chancellor for Finance & Administration, University of Arkansas
Age: 58
Director Since[1]: 2020
Committees: A

Seasoned finance executive with extensive knowledge of multi-unit operations and public company requirements (Wal-Mart; Sam's Club)

Paulette Dodson
Board Member
Age: 61
Director Since: 2021
Committees: A N

Trusted advisor known for mitigating business risks and enhancing corporate governance practices (Alight; PetSmart)

Noah Glass
Founder & Chief Executive Officer, Olo Inc.
Age: 44
Director Since[1]: 2017
Committees: A

Successful innovator of restaurant technology and tech-enabled solutions (Olo)

Gerard J. Hart
Board Member
Age: 67
Director Since[1]: 2016
Committees: C

Accomplished restaurant industry veteran and people leader who successfully expanded operations into new markets (Red Robin; Torchy's; Texas Roadhouse)

Jack Hartung NEW
President and Chief Strategy Officer for Chipotle Mexican Grill
Age: 67
Director Since: 2025
Committees: A

Influential restaurant industry leader who contributed to significant business growth and strong financial performance (Chipotle)

Joshua A. Lutzker
Age: 50
Director Since[1]: 2014
Committees: N C

Skilled professional experienced in driving operational and marketing improvements to enhance overall business performance and value (Berkshire; National Carwash Solutions)

Michael A. Miles Jr.
Age: 63
Director Since[1]: 2014
Committees: N C

Seasoned executive with restaurant experience and a proven track record of driving operational excellence (Staples; Pizza Hut)

(1)Includes tenure with Portillo’s OpCo (including prior to our IPO in October 2021.)

A	Audit Committee	Executive Leadership	Restaurant Technology Expert	Risk Management
N	Nominating & Governance Committee	Restaurant Industry Operations	Human Capital Management	Corporate Governance
C	Compensation Committee	Multi-Unit Retail Industry Operations	Finance and Accounting	Cybersecurity
	Chair	Consumer-Packaged Goods Experience	Brand Management/Marketing
Member

10

Voting Roadmap

Board Refreshment
Our Board reflects a strong mix of Director tenures, with 3 independent Directors joining our Board since 2020.
Jack Hartung was most recently appointed in 2025. Mr. Hartung is currently President and Chief Strategy Officer at Chipotle. He has extensive experience driving growth and financial performance in his 25 years at Chipotle.
Board Skills Executive Leadership Restaurant Industry Operations Multi-Unit Retail Industry Operations Consumer-Packaged Goods Experience Restaurant Technology Expert	Human Capital Management Finance and Accounting Brand Management/Marketing Risk Management Corporate Governance Cybersecurity

Board Composition and Selection Process
Our Board is committed to building a well-rounded membership with a broad range of skills, backgrounds and perspectives aligned with our strategic priorities, as demonstrated by our Director Nominees.
Our Board has significant industry or operational experience, as well as brand management or marketing experience, among other key skills.
For a description of our Board's nomination and selection process, see pg. 22 of this proxy statement.

Board Overview
Gender Diversity

25%
of our Directors are women
Board Service

>	63%
Have Prior or Current Public Company Board Service
Age
59 years
Average Age

■	<50 Years
■	50-60 Years
■	>60 Years
Director Tenure
~7 years
Average Tenure

■	0–3 Years
■	4–7 Years
■	8+ Years

The Board of Directors recommends a vote “FOR” each of the Director Nominees.	See Page 15

2025 Proxy Statement	11

Voting Roadmap

Proposal 2	Advisory Vote on Executive Compensation You are being asked to vote for the approval, on an advisory basis, of the compensation for our Named Executive Officers as disclosed in this Proxy Statement.

Compensation Philosophy
The Company's compensation philosophy prioritizes performance and aims to align executive compensation with shareholders' interests while ensuring that the Company can retain key talent. To achieve this alignment, the Compensation Committee focuses on maintaining market-competitive base salaries and structuring short-term and long-term incentives to directly tie to Company performance on strategic objectives within market norms. In pursuit of these goals, we implement programs that foster alignment between Team Member interests and Company objectives, cultivating a shared vision of success while mitigating undue risk. Our executive compensation policies and practices include:

•Pay for Performance •Alignment with Shareholder Interests •Attracting, Retaining and Engaging Top Talent	•Stock Ownership and Trading Policies •Health, Retirement and Other Benefits •Values-Based Ethical Framework
Elements of Executive Compensation

Component	Form of Payout	Performance Rewarded	Calculation
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent	Calculated based on individual contributions to business outcomes, scope and responsibilities, experience, role changes and market benchmark data
Short-Term Incentive (“STI”)	Cash	Drive alignment of interests among Executive Team and shareholders to achieve key short-term goals and fiscal year Company objectives	•75% - achievement of Company performance target (Adjusted EBITDA in 2024) •25% - achievement of individual performance objectives
Long-Term Incentive (“LTI”)	Equity awards (including stock options, restricted stock units (“RSUs”), performance stock units (“PSUs”) and restricted stock awards (“RSAs”)) with time- and/or performance-based vesting triggers	•Incentivize achievement of longer-term Company objectives •Align Executive Team and shareholder interests •Promote retention
Type and value of awards are determined based on objectives set by the Board, which may include individual contributions, potential future impact, specific performance targets and market benchmark data

The Board of Directors recommends a vote “FOR” this proposal.	See Page 47

12

Voting Roadmap

Proposal 3
Ratification of Deloitte & Touche LLP
as Auditors for Fiscal 2025
You are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025.

After careful consideration of the independence and performance of the Company’s independent registered public accounting firm, the Audit Committee believes that the continued retention of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. Consequently, the Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal 2025.

The Board of Directors recommends a vote “FOR” this proposal	See Page 76

2025 Proxy Statement	13

Voting Roadmap

Proposal 4	Shareholder Proposal to Adopt a Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold (if properly presented)

After careful consideration of the shareholder proposal, the Board believes it is not in the best interest of our shareholders, as it involves an unusually low ownership threshold and could therefore be misused by a small group of investors whose interests are not aligned with the majority of our shareholders’ interests. Additionally, the Company has robust corporate governance practices in place to timely address concerns raised by shareholders.
The Board recommends a vote AGAINST this shareholder proposal.

The Board of Directors recommends a vote “AGAINST” this proposal	See Page 79

14

Proposal 1	Election of Directors

Our Board of Directors currently has eight members, each of whom, with the exception of Jack Hartung, was previously elected to a one-year term at our 2024 Annual Meeting. Six Directors were appointed to our Board in September 2021 and had previously served on the Board of Directors of Portillo’s OpCo; Ms. Dodson was appointed to the Board in December 2021; and Mr. Hartung was appointed to the Board in January 2025. At the Annual Meeting, shareholders will only be permitted to consider the nominees below.
Acting upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated each of Michael Osanloo, Ann Bordelon, Paulette Dodson, Noah Glass, Gerard J. Hart, Jack Hartung, Joshua A. Lutzker and Michael A. Miles, Jr. for election to the Board to serve until our 2026 Annual Meeting of Shareholders following their election and until the election and qualification of their respective successors in office or until such Director’s earlier death, resignation or removal. Each of the Director Nominees has consented to serve if elected, however, if a nominee is unable to serve or will not serve for any reason, the Directors may decide to reduce the size of the Board or the designated proxies will vote for other candidates in accordance with their judgment. We are not aware of any reason the nominees would not be able to serve if elected.
There are no family relationships among our Directors, or between our Directors and Executive Officers.
Voting Requirement
Directors are elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. This means the eight Directors receiving the greatest number of votes cast “FOR” their election will be elected. Because the voting standard requires nominees to win a plurality, any shares not voted “FOR” a nominee, whether such shares are voted to “WITHHOLD” or not voted as a broker non-vote, will not count. Please note, if you are a street name shareholder and do not provide voting instructions to your broker or other nominee, they will not vote your shares on this proposal.
Director Resignation Policy; Failure to Receive Majority Vote
Pursuant to our Corporate Governance Guidelines, any nominee for Director in an uncontested election who fails to receive a majority of the votes cast at a shareholder meeting is required to tender to the Board his or her resignation from the Board and all Committees thereof. Failure to receive the affirmative vote of a majority of votes cast means that the number of “WITHHOLD” votes for a particular nominee exceeds the number of votes “FOR” such nominee (excluding abstentions and broker non-votes). The Nominating and Corporate Governance Committee shall assess the appropriateness of such nominee continuing to serve as a Director and shall recommend to the Board the action to be taken with respect to such tendered resignation. Any Director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. In determining whether or not to recommend that the Board accept any tendered resignation, the Nominating and Corporate Governance Committee will consider all factors believed relevant by its members.
Recommendation of the Board of Directors

The Board recommends a vote “FOR” each of the Director Nominees.

2025 Proxy Statement	15

Proposal 1 Election of Directors
Board Composition
Board Overview
Our Board is currently comprised of eight individuals selected on the basis of numerous criteria, and we view the effectiveness of our Board through both individual and collective lenses.
Director Skills & Experience Matrix
Our Director Nominees have a broad range of experience and perspectives that spans a broad range of industries in the public, private and not-for-profit sectors. They bring to our Board a wide variety of skills, attributes, qualifications and experiences that strengthen the Board’s ability to carry out its oversight role on behalf of our shareholders.
Portillo’s is committed to the evolution of the structure and composition of our Board of Directors. We recognize that Directors with differences in age, demographic background, career experience, skills, and thought leadership contribute to robust boardroom dialogues that incorporate a range of perspectives.
The following tables highlight certain key skills, qualifications and experiences that are possessed by our Director Nominees, as well as how these skills support the Company’s strategic pillars. This information is not a complete list of each nominee’s strengths or contributions to the Board. The fact that a Director Nominee is not designated as having a particular skill does not mean that the nominee would not be able to make a meaningful contribution to the Board’s decision-making or oversight in that area. Additional details on each Director Nominee’s skills, qualifications and experiences are set forth in their individual biographies.

Strategic Pillars:

Executive Leadership Supports Company priorities and objectives. through strategic and operational insight.
Restaurant Industry Operations Important for ensuring best practices and executing initiatives.
Multi-Unit Retail Industry Operations Important as we continue to expand operations while maintaining high quality standards.
Consumer-Packaged Goods Experience Supports oversight of our operations and our strategic plan.
Restaurant Technology Expert Valuable to our plans to scale our business and improve our efficiency.
Human Capital Management Provides effective oversight of our efforts to recruit, retain and develop key talent.
Finance and Accounting Improves oversight of the Company’s financial reporting and internal controls.
Brand Management/Marketing Guides our journey to become a recognized and respected brand and employer of choice.
Risk Management A critical element in the operation and growth of any successful enterprise.
Corporate Governance Will help us implement and maintain best practices as we continue to mature as a public company.
Cybersecurity Allows us to leverage technology while maintaining and improving security.

Strategic Pillars:

Run World Class Operations	Innovate & Amplify the Portillo’s Experience	Build Restaurants with Industry-Leading Returns	Take Great Care of Our Teams

16

Proposal 1 Election of Directors
Information Regarding the Director Nominees
Our Board of Directors
We have a balanced Board whose members individually possess the leadership and character commensurate with the role of Director, and which collectively possesses the mix of skills necessary to provide appropriate oversight of a company the size and complexity of Portillo’s. Their experience, qualifications and skills have led the Board to determine that each nominee brings unique value to the Company and should continue to serve on the Board.
Biographical information of each of our Director Nominees is set forth below. The age of each Director is as of June 10, 2025, the date of the Annual Meeting.

Age: 63
Director Since: 2014
Committees: Compensation, Nominating and Corporate Governance
Public Company Boards:
•Western Union (NYSE: WU)
•Chair of Compensation Committee
•Member of Governance and ESG Committee

Michael A. Miles, Jr. Chairman of the Board Favorite Menu Item: Italian Beef with Hot Peppers and Cheddar

Key Qualifications
As Chief Operating Officer and President of a $25B global retailer and distributor for 10 years, restructured and streamlined operations to drive efficiency and profitability	Chief Operating Officer for Pizza Hut for 3 years and interim CEO at Portillo’s provide valuable restaurant industry insights

Relevant Experience
Michael A. Miles, Jr. is the former Chief Operating Officer and President of Staples, Inc., a $25 billion global office supplies retailer and distributor. He previously served as the interim CEO of Portillo’s from 2014 - 2015 and the Chief Operating Officer of Pizza Hut for YUM Brands. He began his career with Bain & Co. and PepsiCo. Mr. Miles brings experience with multi-unit operations, development and marketing to our Board. He also serves on the board of Western Union (NYSE: WU) where he sits on the governance and ESG committee and chairs the compensation committee. He is an Advisory Director with Berkshire Partners.

Skills

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Proposal 1 Election of Directors

Age: 59 Director Since: 2018 Committees: None Public Company Boards: None
Michael Osanloo President and Chief Executive Officer, Portillo’s Inc. Favorite Menu Item: Italian Beef, dipped with Hot Peppers

Key Qualifications
	As CEO of P.F. Chang’s China Bistro, expanded into the UK, Germany & China, enriching his expertise with rapid new market business growth	As EVP & President - Grocery at Kraft Heinz, led successful business transformation, resulting in significant share growth

Relevant Experience
Michael Osanloo is the President and Chief Executive Officer at Portillo's where he is responsible for overall brand strategy, business performance and the Company's growth across new states and markets. Mr. Osanloo is a passionate servant leader who has structured the Company in a way that affords every Team Member the opportunity to grow and be successful. Since joining Portillo's, Mr. Osanloo won E&Y’s Entrepreneur of the Year 2024 Midwest award and he was named one of 10 business leaders that could change Chicago's business world in 2019 by the Chicago Tribune.
As CEO of P.F. Chang's China Bistro, Inc., Mr. Osanloo oversaw more than 300 restaurants globally and under his leadership, launched the brand into China, the UK and Germany. Prior to his tenure at P.F. Chang’s, Mr. Osanloo served as Executive Vice President and President of Grocery at Kraft Heinz, and in senior leadership roles at Caesar's Entertainment. Mr. Osanloo also worked at Bain & Company from 1996 to 2005.

Skills

Age: 58
Director Since: 2021
Committees: Audit (Chair)
Public Company Boards:
•America’s Car-Mart, Inc.(NASDAQ: CRMT)
•Chair of Audit and Compliance Committee
•Member of Compensation and Human Capital Committee

Ann Bordelon Executive Vice Chancellor for Finance & Administration, University of Arkansas Favorite Menu Item: Chocolate Cake

Key Qualifications
Utilizes 24 years of Finance & Accounting experience with public and private companies to lead Audit Committee; former CFO of Sam’s Club	Responsibility for overseeing cybersecurity and the Information Technology team at the University of Arkansas

Relevant Experience
Ann Bordelon is the Executive Vice Chancellor for Finance & Administration at the University of Arkansas, a position she accepted in 2020. Prior to that, she served as Chief Financial Officer for Mitchell Communications and NOWDiagnostics. Ms. Bordelon also has nearly 13 years of experience in executive finance roles at Walmart, Inc., including as Chief Audit Executive and Chief Financial Officer of Sam’s Club. She began her career at Ernst & Young. She brings financial expertise to the Board as well as a strong background in multi-unit operations and management. She also serves on the board of America’s Car-Mart, Inc. (Nasdaq: CRMT) where she chairs the audit and compliance committee and is on the compensation and human capital committee. Ms. Bordelon is a certified public accountant.

Skills

18

Proposal 1 Election of Directors

Age: 61
Director Since: 2021
Committees: Audit, Nominating and Corporate Governance
Public Company Boards:
•Bark, Inc. (NYSE: BARK)
•Corporate Governance and Nominating Committee
•Trupanion (Nasdaq: TRUP)
Other Directorships:
•United Way of Metro Chicago (not-for-profit board)
•Mather (not-for-profit board)
•Chair of Corporate Governance and Nominating Committee
•Member of Executive / Compensation Committee
•Smithbucklin (non-public board)
•Audit Committee

Paulette Dodson Board Member Favorite Menu Item: Spicy Chicken Sandwich

Key Qualifications
Extensive experience partnering with directors and executives to identify, manage and mitigate key legal, business and compliance risks faced by companies	Over 11 years as general counsel and advisor to public companies; broad-ranging knowledge of corporate governance matters

Relevant Experience
Paulette Dodson is an experienced legal executive who has spent more than 30 years as a trusted advisor to CEOs and the boards of directors of Fortune 500 companies and large privately-held companies. She presently serves as an active member of three other Illinois-based organizations: United Way of Metro Chicago, Mather Lifeways and Smithbucklin. Ms. Dodson previously served as General Counsel and Corporate Secretary for Alight, a leading cloud-based provider of integrated digital human capital and business solutions, Senior Vice President, General Counsel and Corporate Secretary for PetSmart Inc., and as Senior Vice President, General Counsel and Corporate Secretary, among other roles, for Sara Lee Corporation.

Skills

Age: 44 Director Since: 2017 Committees: Audit Public Company Boards: •Olo Inc. (NYSE: OLO) Other Directorships: •Share Our Strength (not-for-profit board) •Culinary Institute of America
Noah Glass Founder & Chief Executive Officer, Olo Inc. Favorite Menu Item: Garden Dog

Key Qualifications
	Expertise in - and pioneer of - restaurant technology; Olo technology powers over 700 brands to process over 2M orders per day	As Founder and CEO, took Olo, Inc. from formation to IPO in less than 10 years

Relevant Experience
Noah Glass is the Founder and Chief Executive Officer of Olo Inc. (NYSE: OLO), the restaurant technology company he founded in 2005. Olo provides a technology platform giving cloud-based e-commerce functionality to multi-location restaurant brands. In addition to his unique vantage point on the restaurant sector and the innovative technology behind it, Mr. Glass brings experience building and leading a profitable business through its public offering and a strong understanding of information technology and security. Mr. Glass is also on the board of Share Our Strength, a non-profit focused on ending childhood hunger and a member of the board of trustees of the Culinary Institute of America.

Skills

2025 Proxy Statement	19

Proposal 1 Election of Directors

Age: 67
Director Since: 2016
Committees: Compensation (Chair)
Public Company Boards:
•Dutch Bros Inc. (NASDAQ: BROS)
Other Directorships:
•James Madison University of Business (2005-present)
•The Hart School (2006-present)
•BarTrack (2022-present)
•National Restaurant Association (Jan. 2024 - present)

Gerard J. Hart Board Member Favorite Menu Item: Jumbo Chili Dog with Fries

Key Qualifications
Demonstrated leadership and “followership” by galvanizing an employee population of 45,000 to help grow Texas Roadhouse from 60 to 450 locations	Substantial CEO experience successfully leading numerous, varied restaurant concepts

Relevant Experience
Mr. Hart is the former President and Chief Executive Officer of Red Robin Gourmet Burgers Inc. (NASDAQ: RRGB), where he leveraged approximately 40 years in the restaurant industry to drive long-term shareholder value. Before joining Red Robin, Mr. Hart served as the Chief Executive Officer of Torchy’s Tacos, a high-growth, fast-casual restaurant chain from 2018 to 2021, and served as the Chief Executive Officer of California Pizza Kitchen from 2011 to 2018. Prior to that, Mr. Hart served as the Chief Executive Officer of Texas Roadhouse, where he led the expansion of its operations from 60 to 450 locations, including two international markets.

Skills

Age: 67 Director Since: 2025 Committees: Audit Public Company Boards: •None Other Directorships: •The Honest Company, Inc. •ZocDoc, Inc.
Jack Hartung President and Chief Strategy Officer for Chipotle Mexican Grill Favorite Menu Item: Italian Beef with Hot Peppers

Key Qualifications
	Highly regarded, skilled finance leader in the restaurant industry; named ‘CFO of the Year’ by Orange County Business Journal and ‘Best CFO’ in the restaurant category by Institutional Investor	40 years of Finance & Accounting experience working with public and private companies; knowledgeable about and experienced with investor relations and shareholder communications

Relevant Experience
Mr. Hartung is the President and Chief Strategy Officer for Chipotle Mexican Grill (NYSE: CMG). Mr. Hartung joined Chipotle in 2002 and previously served as Chief Financial and Administrative Officer, where he was responsible for all finance and accounting functions as well as supply chain, strategy, and safety and asset protection. Over the past 20+ years under Mr. Hartung’s financial leadership, Chipotle has seen significant growth with over 3,600 restaurants today across the United States, Canada, the United Kingdom, France, Germany, Kuwait and Dubai.

Skills

20

Proposal 1 Election of Directors

Age: 50
Director Since: 2014
Committees: Nominating and Corporate Governance (Chair), Compensation
Public Company Boards: None
Other Directorships:
•National Carwash Solutions
•Boston Symphony Orchestra (not-for-profit board)

Joshua A. Lutzker Managing Director, Berkshire Partners LLC Favorite Menu Item: Italian Beef with Sweet and Hot Peppers

Key Qualifications
Decades of experience expanding brand presence and leveraging brand power to accelerate the growth of consumer-facing companies	Co-leads the Business & Consumer practice at Berkshire; accomplished director for several multi-unit retail operators

Relevant Experience
Joshua A. Lutzker is a Managing Director at Berkshire Partners LLC. Mr. Lutzker co-leads the Business & Consumer practice at Berkshire and has served on the boards of Aritzia, Mielle Organics, and National Carwash Solutions, among others. Mr. Lutzker has extensive experience building brands and companies in the consumer space and service industries to help drive business performance and grow shareholder value.

Skills

2025 Proxy Statement	21

Proposal 1 Election of Directors
Director Independence
Our Nominating and Corporate Governance Committee evaluates our relationships with each Director and nominee and makes a recommendation to our Board as to whether to make an affirmative determination that such Director or nominee is independent. Our Board has affirmatively determined that each of Mr. Miles, Ms. Bordelon, Ms. Dodson, Mr. Glass, Mr. Hart, Mr. Hartung and Mr. Lutzker - or all of our Directors other than our CEO - is an independent Director under the applicable Nasdaq rules. Additionally, the Board has reviewed the additional Nasdaq independence considerations for Compensation Committee members and determined that each of Messrs. Hart, Lutzker and Miles is independent for the purposes of serving on the Compensation Committee. The Board has also affirmatively determined that each of Mses. Bordelon and Dodson and Messrs. Glass and Hartung meets the definition of “independent directors” for the purpose of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Director Nomination Process
Each year, as noted in the Company’s Corporate Governance Guidelines, the Board proposes a slate of Director Nominees for election by shareholders at the Annual Meeting. The Board has delegated the process of finding and screening potential director candidates to the Nominating and Corporate Governance Committee.

1	2	3

Candidate Sourcing
In order to develop the best slate of candidates, the Committee relies on a variety of sources, including third-party organizations, professional networking organizations, director recruitment firms and stakeholder recommendations. In 2024, no fees were paid by the Board or Company in connection with any director search.

Screening and Evaluation
The Nominating and Corporate Governance Committee screens potential Director Nominees, including any that are recommended by shareholders, against the then-current Board service criteria. All recommendations, regardless of their source, go through the same review process. After reviewing a candidate’s completed Director questionnaire, curriculum vitae and recommendations, members of the Nominating and Corporate Governance Committee, the Chairman of the Board and the CEO may conduct interviews with promising candidates to develop a more comprehensive picture of the candidate’s potential contributions to our Board.

Board Review and Nomination
Candidates that are approved for further consideration by the Nominating and Corporate Governance Committee are then submitted to the Board for further review and discussion. Where appropriate, candidates may be interviewed by other Directors and ultimately may be appointed to the Board or nominated for election by our shareholders.

Ongoing Oversight and Composition Review
The Nominating and Corporate Governance Committee, under the leadership of its Chair, is responsible for providing direction and oversight regarding how the Company’s continued growth and evolution may impact the skills and experience required of its Directors. The Nominating and Corporate Governance Committee undertakes this review process on a periodic basis, which involves a thorough review of the Company’s strategic pillars and performance, benchmarking other organizations’ skills and experience matrices, and a review of the Board’s annual self-evaluations to help identify Director skills, backgrounds and experience that may further enhance Board effectiveness. The Committee then determines whether it should seek to actively recruit candidates or refresh Board composition to meaningfully augment the current Board. In 2024, the Committee initiated an informal search for director candidates who would bring additional marketing and branding expertise to the Board, and also considered the potential benefit of expanding the Board’s gender diversity. The Committee periodically reviews with the Board the appropriate criteria for Board membership (including experience, qualifications, attributes, skills and other characteristics) in the context of the Board’s current composition and needs in light of the Company’s circumstances. The Board seeks to ensure it maintains an appropriate balance of experience, continuity of service and fresh perspectives, and therefore it considers length of tenure when reviewing nominees. The Board does not presently impose age or term limits, but may adopt such limits if it deems them appropriate or necessary in the future.

22

Proposal 1 Election of Directors
Nomination Considerations

In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates clearly satisfy the criteria for service on our Board, as approved by the Board, which include:

Integrity	Objectivity	Independence	Sound Judgment	Leadership	Courage

Broad and Varied Experience
Portillo’s and the Board are committed to the evolution of the structure and composition of the Board to reflect the Company’s evolving strategic priorities and to drive robust discussion and dialogue that incorporate a range of perspectives. As noted above and in the Company’s Corporate Governance Guidelines, the Board recognizes and embraces the benefits of having differing perspectives on the Board to authentically reflect those communities we serve and in which we operate. In evaluating the Board’s composition, the Nominating and Corporate Governance Committee will consider many factors, including, but not limited to professional experience, industry experience, public company exposure, skills and knowledge, thought leadership, length of service, age, cultural and educational background, gender, race and ethnicity.

Re-Nomination and Board Refreshment Considerations
The Board recognizes the importance of evaluating individual Directors and their contributions to the Board when making re-nomination decisions.
Thoughtful consideration is continuously given to the composition of our Board in order to maintain an appropriate mix of experience and qualifications, introduce new perspectives and broaden the views represented on the Board.

In deciding whether to recommend a Director for re-nomination, the Nominating and Corporate Governance Committee takes several factors into consideration, which include:

Evaluation of Board Composition
•Skills and experience •Key qualifications •Board and Director Self-Evaluations •Time commitment and availability	•Director engagement •Meeting attendance and participation •Shareholder feedback

Commitment and Limits on Other Activities
Because of the time commitment associated with Board service, Directors are expected to limit the number of public company boards on which they serve to between three and five (including the Company’s Board), with the lower limit applying to Directors who are Executive Officers of the Company or at any other public company. Directors must advise the Chair of the Board in advance of accepting an invitation to serve on another board.
Change in Principal Occupation
If a Director’s principal occupation or business association changes from the position the Director originally held when invited to join the Board, the Director shall promptly submit to the Chair of the Nominating and Corporate Governance Committee an offer to resign. The Nominating and Corporate Governance Committee will review whether it would be appropriate for the Director to continue serving on the Board and recommend to the Board, in light of the circumstances, a course of action that serves the

2025 Proxy Statement	23

Proposal 1 Election of Directors
best interests of the Company. Directors are also expected to inform the Chair of the Nominating and Corporate Governance Committee and the General Counsel of the Company of other events or commitments that could reasonably be perceived to be relevant to consideration about ongoing independence or that could otherwise impact the Director’s service on the Board.
Shareholder Nominations
The Nominating and Corporate Governance Committee values the input of shareholders in identifying prospective Director candidates. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by shareholders using the same criteria it applies to recommendations from the Committee, Directors, and members of the Executive Team. This criteria is described in the Nominating and Corporate Governance Committee charter, the Company’s Corporate Governance Guidelines and in this Proxy Statement and may evolve over time to best meet the current needs of the Company. Shareholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the attention of the Nominating and Corporate Governance Committee at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523. Invitations to serve as a nominee are extended by the Board via the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee.
If shareholders wish to directly nominate a candidate, they may do so by following the instructions and deadlines set forth in the “Shareholder Proposals” section.
Cooperation Agreement
On March 3, 2025, an affiliate of Engaged Capital, LLC delivered notice to the Company of its intent to nominate two directors for election to the Board at the Annual Meeting. On April 28, 2025, we entered into a cooperation agreement (the “Cooperation Agreement”) with Engaged Capital, LLC and certain of its affiliates (the “Engaged Group”) pursuant to which the Engaged Group withdrew its nomination notice.
Following the execution of the Cooperation Agreement, the Board and the Engaged Group will cooperate to identify candidates for appointment to the Board who possess recent relevant experience in the restaurant industry as an operator. The Board will appoint a new director (the “New Director”) from among such candidates who has been reviewed and approved by the Nominating and Corporate Governance Committee and the Board (such approval not to be unreasonably withheld, conditioned or delayed) in their respective sole discretion and who is reasonably acceptable to the Engaged Group (such reasonable acceptance not to be unreasonably withheld, conditioned or delayed).
The Cooperation Agreement also provides, among other things, that:
•The New Director will be appointed to at least one Committee of the Board and otherwise given the same due consideration for membership to any Committee of the Board as any other independent director;
•If the New Director is unable to serve as a director for any reason prior to the Termination Date (as defined below), and the Engaged Group has continuously (from the date of the Cooperation Agreement onward) beneficially owned at least the lesser of (i) 5.0% of the Company’s outstanding Company’s Class A common stock or (ii) 3,193,486 shares of Class A common stock (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments), the Board and the Engaged Group will cooperate jointly to identify a replacement director to fill the resulting vacancy, who will be subject to the review and approval of the Nominating Committee and the Board in their respective sole discretion, must be reasonably acceptable to the Engaged Group, and must satisfy certain director criteria;
•At any shareholder meeting or action by written consent, the Engaged Group will vote all shares of Company common stock and other voting securities beneficially owned by them of which they have the right or ability to vote as of the record date in favor of the Director Nominees recommended by the Board and in accordance with the Board’s recommendation with respect to any other matter presented for a vote, subject to certain exceptions with respect to recommendations by Institutional Shareholder Services and extraordinary transactions;
•The Engaged Group will be subject to customary standstill restrictions, including, among others, with respect to director nominations or proposals, proxy solicitation and related matters, and extraordinary transactions, each of the foregoing subject to certain exceptions;
•Each party will agree not to disparage the other party or the business of such party, the other party’s current or former directors, oﬃcers or employees (in each case solely in connection with their service in such capacities), the other party’s subsidiaries or the business of those subsidiaries, or institute a lawsuit against the other party, any affiliate of the other party, or any of its or their respective current or former directors or officers (solely in connection with their service in such capacities), in each case subject to certain exceptions;

24

Proposal 1 Election of Directors
•Unless otherwise mutually agreed in writing by each party, the Cooperation Agreement will terminate on the earlier to occur of (i) 30 calendar days prior to the notice deadline under the Company’s Amended and Restated Bylaws for the nomination of director candidates for election to the Board at the 2026 annual meeting of shareholders, and (ii) 120 calendar days prior to the ﬁrst anniversary of the meeting (the effective date of termination, the “Termination Date”); provided that if the New Director has not been appointed to the Board by September 1, 2025, either party may terminate the Cooperation Agreement (provided that neither party may terminate the Cooperation Agreement as a result of this proviso if it is then in material breach of the Cooperation Agreement, or has breached the Cooperation Agreement in a way that is the primary cause of the failure to have appointed the New Director to the Board by such date); and
•The Company will reimburse the Engaged Group promptly for its reasonable, documented out-of-pocket fees and expenses incurred in connection with the negotiation and execution of the Cooperation Agreement, the meeting and the matters related thereto in an amount not to exceed $300,000.
The foregoing summary of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Cooperation Agreement, which filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 28, 2025.

2025 Proxy Statement	25

Corporate Governance
Board and Committee Structure
Role of the Board
The role of the Board is to manage and direct the affairs of the Company to promote and further the interests of all stakeholders in the long-term health and overall success of the business. The Board generally fulfills its role (directly or by delegating certain responsibilities to its Committees) by:
•Providing guidance to the CEO and other executives
•Reviewing and overseeing the Company’s strategic plans, objectives and risks relating to sustainability, environmental, social and governance matters
•Planning for CEO succession and guiding and overseeing the development of the Executive Team
•Reviewing and approving strategic plans and providing guidance to the Executive Team in formulating corporate strategy
•Reviewing and approving the Company’s financial objectives and major corporate initiatives
•Designing governance structures and practices to position the Board to fulfill its duties effectively and efficiently
•Overseeing risk management, internal and external audit processes, financial reporting, and disclosure controls and procedures
•Selecting, evaluating and setting the compensation of the CEO and other Executive Officers
•Reviewing major changes in accounting principles and practices
•Overseeing compliance and reinforcing the ethical culture of the Company
•Performing such other functions as the Board believes to be appropriate or necessary
Leadership Structure of the Board
The positions of Chairman of the Board and Chief Executive Officer are presently separated. Our bylaws and Corporate Governance Guidelines, which do not require that our Chair and Chief Executive Officer positions be separate, allow our Board to determine the leadership structure that is appropriate for us at any given time, taking into account the dynamic demands of our business, our Executive Team personnel, and other factors. The Board does not have a fixed policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes that it should maintain the flexibility to select the Chair and adjust its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its shareholders. We believe the present separation between the Chair and the Chief Executive Officer best serves the Company’s present needs because it allows our Chief Executive Officer to focus on day-to-day operations, while allowing the Chairman of the Board to guide the Board as it provides advice to and independent oversight of the Executive Team.
Chairman of the Board responsibilities:
•Presides at all meetings of shareholders and chairs all meetings of the Board of Directors
•Can call special meetings of the Board
•Together with the CEO, establishes the agenda for each Board meeting
•Performs other duties as required by law or specified by the Board

26

Corporate Governance
When the Chair and the Chief Executive Officer are the same individual, or when the Chair otherwise does not qualify as an independent Director, the independent Directors may select from among the independent Directors a lead independent Director with such responsibilities as determined by the Board.
The Board has determined that Mr. Miles is qualified to serve as our independent Chair because of his substantial experience leading a global retailer and distributor, operational leadership experience in the restaurant industry, public company board experience, and experience advising other companies, especially related to multi-unit operations, development, and marketing.
Committee Structure
The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each Committee’s governing charter is available on our investor relations website (http://investors.portillos.com). Shareholders may also obtain a copy of any charter by writing to the Corporate Secretary at the address set forth under “2024 Annual Report and SEC Filings” below.
As of April 28, 2025, the membership of each Committee was as follows:

Name	Audit	Compensation	Nominating and Corporate Governance
Ann Bordelon	Chair
Paulette Dodson
Noah Glass
Gerard J. Hart		Chair
Jack Hartung
Joshua A. Lutzker			Chair
Michael A. Miles, Jr.

Audit Committee

Members: Ann Bordelon (Chair), Paulette Dodson, Noah Glass, and Jack Hartung Meetings held in 2024: 8
Qualifications and 2024 Highlights
•Ms. Bordelon, Mr. Glass and Mr. Hartung each qualify as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d) of Regulation S-K.
•Each of Ms. Bordelon, Mr. Glass, Ms. Dodson and Mr. Hartung qualifies as an independent director for the purposes of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the Exchange Act.
•In 2024, among other accomplishments, the Audit Committee oversaw the review of the Company’s enterprise resource planning (“ERP”) implementation and business continuity plans.
Purpose and Responsibilities
The primary purpose of our Audit Committee under the Committee’s charter is to assist with the Board’s oversight of:
•audits of our financial statements;
•the integrity of our financial statements;
•our process relating to risk management and the soundness of our systems of internal control over financial reporting and disclosure controls and procedures;
•the qualifications, engagement, compensation, independence and performance of our independent auditor; and
•the performance of our internal audit function.

2025 Priorities

•Cybersecurity •Artificial Intelligence •Enterprise Risk Management Process

2025 Proxy Statement	27

Corporate Governance

Compensation Committee

Members: Gerard J. Hart (Chair), Michael A. Miles Jr., and Joshua A. Lutzker Meetings held in 2024: 7
Qualifications and 2024 Highlights
•Each of Messrs. Hart, Miles and Lutzker qualifies as an independent director for the purposes of serving on the Compensation Committee under applicable Nasdaq and SEC rules.
•Neither Mr. Miles nor Mr. Lutzker qualifies as a “non-employee director” as defined under Rule 16b-3 promulgated under the Exchange Act and, therefore, the full Board will approve all equity awards granted to directors and officers of the Company for so long as they are members of the Compensation Committee, unless the Compensation Committee delegates such authority to a subcommittee in accordance with applicable law and its authority under its charter.
•In 2024, among other accomplishments, the Compensation Committee achieved its priorities of benchmarking and updating the Company’s long-term incentive plan, employee benefits plans, and emergency succession planning protocols. Additionally, the Committee evaluated and revised the Company’s peer group, change in control policy, and severance provisions to ensure continued alignment between the interests of our shareholders, the Company, and our Team Members.
Purpose and Responsibilities
The primary purpose of our Compensation Committee under the Committee’s charter is to assist the Board in overseeing our employee compensation structure policies and practices, including:
•reviewing, approving and recommending to the Board the Executive Officer compensation arrangements, plans, policies and programs; and
•reviewing, approving and recommending to the Board executive bonus plans or programs and equity-based compensation plans.

2025 Priorities

•Continued Executive Development •Ongoing Succession Planning •Conforming Documentation to Align with Evolving Practices

Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee as of December 31, 2024 were Messrs. Hart, Miles, and Lutzker. During 2024, none of our Executive Officers served (i) as a member of the Compensation Committee or board of directors of another entity, one of whose executive officers served on our Compensation Committee, or (ii) as a member of the Compensation Committee of another entity, one of whose executive officers served on our Board.

28

Corporate Governance

Nominating and Corporate Governance Committee

Members: Joshua A. Lutzker (Chair), Paulette Dodson and Michael A. Miles Jr. Meetings held in 2024: 6
Key Qualifications and 2024 Highlights
•The members of the Nominating and Corporate Governance Committee reflect a deep bench of governance experience and perspectives, including a former executive for several well-known brands (Mr. Miles), an experienced public company general counsel (Ms. Dodson), and a seasoned private equity leader (Mr. Lutzker).
•Each of Messrs. Miles and Lutzker and Ms. Dodson qualifies as an independent director for the purposes of serving on the Nominating and Corporate Governance Committee under applicable Nasdaq and SEC rules.
•In 2024, among other accomplishments, the Committee updated the corporate governance guidelines around director resignations, reviewed and updated the Company’s strategy and protocols regarding shareholder engagement, and revamped the Board’s and Committees’ self-evaluation process.
Purpose and Responsibilities
The primary purposes of our Nominating and Corporate Governance Committee is to recommend candidates for appointment to the Board and to oversee and provide guidance regarding the corporate governance guidelines of the Company, including:
•identifying and screening individuals qualified to serve as directors;
•recommending to the Board candidates for nomination for election or reelection at the Annual Meeting of shareholders or to fill Board and Committee vacancies;
•recommending to the Board the structure and membership of Board Committees;
•developing, reviewing, and making recommendations to the Board regarding the Company’s corporate governance guidelines;
•monitoring governance trends and shareholder feedback;
•coordinating and overseeing the annual self-evaluation of the Board and its Committees; and
•reviewing on a regular basis the overall corporate governance of the Company and recommending changes for approval by the Board where appropriate.

2025 Priorities

•Identify Director Candidates and Board Refreshment Opportunities •Refine Shareholder Engagement Strategy •Continuing Education for Directors

2025 Proxy Statement	29

Corporate Governance
Board Engagement in 2024

96%	7
Overall attendance by Directors at the Board meetings held during 2024	Number of special Board and Committee meetings during 2024

99%	100%
Overall attendance by Directors at Board and Committee meetings in 2024	Overall attendance by Directors at the 2024 Annual Meeting of Shareholders
Meetings and Attendance
The Board held eight meetings in 2024. Each Director attended at least 75% of the aggregate meetings of the Board and any Committees of which he or she was a member during the time on which they served as a member of the Board and such Committees in 2024. Average overall attendance for Board meetings was 96%, and average overall attendance for Committee meetings was 99%.
The Company’s Directors recognize their obligation individually and collectively to remain actively engaged and to be properly informed. Directors are expected to devote sufficient time and attention to prepare for, attend, and participate in Board and Committee meetings, including the advance review of circulated materials, and active participation in Board and Committee discussions. The Directors also recognize that candor and avoidance of conflicts in fact and in perception (or in circumstances where conflicts are unavoidable or related person transactions are in the interests of the Company, the appropriate handling those of conflicts) are hallmarks of accountability owed to the Company and its shareholders.
Executive Sessions
The non-management Directors meet regularly in executive session without members of management present, including before or after Board and Committee meetings. If any of the non-management Directors do not qualify as an “independent director,” at least once a year an additional executive session is held, attended only by independent Directors. The executive sessions are conducted in connection with both Board and Committee members and may have such agendas and procedures as are determined by the attending Directors, as applicable. Authority in such sessions to act on behalf of the Company or the Board on any matters requires an express delegation of authority by the Board.
Board and Committee Self-Evaluations
Our Board conducts an annual performance self-evaluation to conduct a deeper dive into how effectively the Board and its Committees are functioning and to identify areas of opportunity to optimize the value they bring. This best practice is built into each of the Committee charters, with primary responsibility for the evaluations delegated to the Nominating and Corporate Governance Committee. The evaluation process solicits feedback on organizational issues, Board functions, business strategy and financial matters, Board structure and meeting administration. The self-evaluations help identify Director skills and experience that would enhance Board effectiveness. The results of the self-evaluation are reviewed by the Chair of the Board and the Chairs of each Committee, who discuss the results in advance of broader discussion amongst the Board and each Committee. As a result of the most recent Board and Committee self-evaluations, the Board and Committees identified a handful of areas of focus and action items, which were incorporated into 2025 Board and Committee agendas. The evaluation process is updated each year as needed to reflect evolving governance best practices and to put the correct emphasis on areas of opportunity.

30

Corporate Governance
Beyond the Boardroom
The commitment of our Directors extends well beyond preparation for, and participation at, regularly scheduled Board meetings. Engagement outside of Board meetings provides our Directors with additional insight into our business and our industry, and gives them valuable perspectives on the performance of our Company, the Board, our CEO and other members of the Executive Team, and on the Company’s strategic direction.

Director Orientation	Access to Management	Shareholder Engagement

The Nominating and Corporate Governance Committee oversees the Company’s Director onboarding program, designed to ensure new Directors quickly develop an understanding of Portillo’s business, strategy, operating and financial performance, and company culture. This includes an immersive introduction to the Company, meetings with fellow Directors (including offering an “onboarding buddy” to support the assimilation process), meetings with members of the Executive Team, and a detailed reference guide. This facilitates a successful and rapid integration into boardroom discussions.

All Directors have full and free access to management during and outside of regularly scheduled meetings. Our Directors and the Executive Team continue to build strong relationships and maintain an open dialogue at Board meetings and team-building exercises.

In addition to receiving regular updates on shareholder engagement, our Board and the Nominating and Corporate Governance Committee play a direct, active role in reviewing and overseeing our shareholder engagement strategy. At times, they also communicate directly with shareholders.

Periodic Briefings from Management	Continuing Education	Site Visits and Informal Meetings

Our Executive Team provides our Board with regular business updates and periodic updates on major business developments, milestones, and important internal initiatives to keep the Board well informed between regularly scheduled meetings on matters that are significant to our Company and industry.

Directors are encouraged to attend Director development and continuing education programs and conferences that relate to Director duties, corporate governance topics or to other issues relevant to the work of the Board. We periodically bring in outside experts to speak to the Board on timely topics, and our 2024 roster of experts addressed topics such as cybersecurity, executive compensation, investor relations, and legislative and regulatory issues.

We conduct at least one off-site meeting each year so that Directors are able to visit new sites and restaurants and can better evaluate the Company’s strategic initiatives. In 2024, the Board visited restaurants and sites in our Arizona market, which continues to be a key part of our Sunbelt strategy. The Board also has periodic informal meetings designed to facilitate the sharing of ideas and further strengthening the working relationships among the Directors.

2025 Proxy Statement	31

Corporate Governance
Key Areas of Board Oversight
Company Strategy

Michael A. Miles, Jr.
Chairman of the Board
“Over the past year, the Board has been actively engaged in refining Portillo’s strategic plan, which aims to drive shareholder value and returns by strengthening operations, enhancing the guest experience, and scaling efficiently. We also welcomed a new Board member, whose industry expertise and financial insight further strengthen the Board’s capabilities.”
– Michael A. Miles, Jr.,
Chairman of the Board

Planning and oversight of the Company’s business and development strategy are key responsibilities of the Board and a critical part of delivering long-term, durable value to our shareholders. The Board believes that overseeing and monitoring the Company’s development and execution of strategic initiatives is a continuous process and it takes a multi-step approach in exercising its responsibilities.
The Board actively engages with and provides feedback to the Executive Team in connection with the Executive Team’s strategic planning session, which occurs annually in Q1. The strategy development process involves the Board reviewing and discussing the strategic priorities of the Company, taking into consideration broader economic, consumer and other significant trends, as well as changes in the food industry and regulatory initiatives. The Board receives detailed briefings on strategic planning session objectives, critical discussion topics, and expected deliverables.
Following these strategic planning sessions, the Board reviews a thorough analysis of the Company's refined strategic pillars, key priorities, new initiatives, Key Business Objectives, and overall themes of the Company’s strategic objectives. The Committees then focus on specific matters within their areas of responsibility and authority to ensure that all matters material to our business receive the necessary attention and oversight.
Throughout the year, the Board reviews and provides actionable guidance on strategy execution and implementation. This deliberate collaboration between the Board and Executive Team, which is responsible for the day-to-day execution of strategic initiatives, creates a governance framework that consistently delivers measurable value for Portillo's guests, Team Members, and shareholders.

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Corporate Governance
Risk Oversight
Oversight of risk management efforts is managed by our Board of Directors as a whole and through those Committees to which the Board delegates oversight of risks related to their particular areas of responsibility.

Board of Directors

Our Board of Directors is responsible for:
•overseeing our risk management process
•evaluating our general risk management strategy, particularly in light of the most significant risks facing Portillo’s
•overseeing management’s implementation of risk mitigation strategies
•monitoring and assessing ongoing strategic risk exposure
Our Board of Directors is apprised of particular risk management matters through Committee and management reports during Board meetings and more frequently as warranted in connection with its general oversight and approval of corporate matters and significant transactions.

2025 Proxy Statement	33

Corporate Governance

Audit Committee
Our Audit Committee is responsible for:
Oversight of Financial Risks
•Overseeing our major financial risk exposure and the steps our Executive Team has taken to monitor and control these exposures
•Overseeing the performance of our internal audit function, and considering and approving or disapproving any related-party transactions
Oversight of Enterprise Risk Management
•Overseeing our enterprise risk management (“ERM”) program by monitoring the Company’s ERM assessment, analysis, and resulting strategies to mitigate such risks, such as development of incident response and business interruption plans
Oversight of Cybersecurity Risks
•Assisting the Board in the oversight of cybersecurity and other technology risks, and applicable laws, regulations and standards; regularly reviewing with the Executive Team cybersecurity risk mitigation and incident management procedures, vulnerability assessments, and use of artificial intelligence and technology; providing input regarding our initiatives designed to strengthen internal cybersecurity controls, our responses to specific cybersecurity incidents, and our strategy to detect, monitor, and prevent cybersecurity threats

Compensation Committee
Our Compensation Committee is responsible for:
Oversight of Human Capital Management Risks
•Overseeing risks related to the Company’s human capital management practices, including compensation philosophy and design, recruitment and retention of Team Members, and total rewards offered in the form of compensation and benefits offered to Team Members across the Company
Oversight of Compensation Risks
•Assessing and monitoring our compensation policies and practices for all Team Members, including our Named Executive Officers, to ensure they are not likely to drive behaviors that could create undue risks for our Company; providing input to ensure that our compensation philosophy is aligned with shareholders’ interests and that our compensation programs are competitive yet balanced

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for:
Oversight of ESG Risks
•Assisting the Board in its oversight of the Company’s practices, policies, procedures, strategies and initiatives relating to sustainability (including environmental, supply chain and food safety issues) and corporate governance matters, including shareholder engagement and activism and Board composition and refreshment

While the Board and Committees oversee risk management strategy, management is tasked with executing that strategy. Management works with the appropriate cross-functional teams to assess, monitor and mitigate material risks. Throughout 2024, the Company advanced its risk management efforts by conducting an enterprise risk assessment process to identify and evaluate risks that could materially impact the Company’s strategic objectives and business performance. Senior leaders across the organization contributed to the assessment by identifying and assessing key risks, which were then evaluated using standardized criteria, including potential impact, likelihood, and the degree of control.
In support of business continuity and operational resilience, the Company created a formal Incident Management Plan to establish clear severity levels, cross-functional coordination, and consistent response procedures for operational and security events. The plan is designed to complement broader business continuity processes and provides a framework for timely and effective incident response efforts.
In parallel, the Company developed its Information Technology Disaster Recovery Plan to ensure the recoverability of critical systems in the event of a disruption. The plan outlines recovery objectives, system priorities, and procedural responsibilities. The Company also developed Business Continuity Plans to maintain critical operations during potential disruptions. These plans

34

Corporate Governance
were designed around business priorities, key dependencies, and recovery strategies, supporting resilience across essential functional areas and activities.
To further enhance preparedness, in 2024, the Company conducted incident management training and a tabletop scenario exercise involving cross-functional teams. This exercise simulated a high-impact event, allowing participants to test response capabilities, clarify roles and responsibilities, and identify opportunities for improvement.
All risk and resilience efforts listed above completed in 2024 were reviewed with and presented to the Audit Committee to support its ongoing oversight and governance responsibilities.
Executive Succession Planning
The Board oversees the succession planning process for the Executive Team and the Company’s program for management development. The Board annually reviews management development and succession plans with respect to the Executive Team positions and conducts additional reviews as needed. The Board considers from time to time, as appropriate, potential successors to the CEO in the event of his resignation, retirement or disability. Portillo’s has a robust and formal talent and succession planning program, which includes all levels of the organization. In connection with this process, the CEO reports annually and from time to time to the Board on the Company’s succession planning and management development efforts.

2025 Proxy Statement	35

Corporate Governance
Shareholder Engagement and Communication with the Board
Portillo’s commitment to transparency extends through a robust shareholder engagement program. We communicate with our shareholders, prospective investors, and other stakeholders in a variety of ways throughout the year, including through social media, virtual meetings, and in-person events hosted by us or others. In 2024, we had nearly 300 interactions with current and prospective investors. Discussions primarily centered on Company results, macroeconomic conditions, consumer behavior and sentiment, our longer-term growth strategy, capital allocation priorities, capital investment, optimization of our restaurant footprint and design, Company culture, and other restaurant industry trends and developments. We also engaged with investor groups by hosting them at restaurants in Dallas and Chicago. Periodically, the Executive Team walks investors and analysts through some of our strategies and plans for achieving our strategic objectives, including details on Portillo’s continuously evolving “Restaurant of the Future” design that will significantly reduce the cost and size or restaurant builds.
We welcome feedback. Any shareholder or other interested party may contact the Board of Directors, including the Chairman of the Board or the independent Directors as a group, or any individual Director or Directors, by writing to the intended recipient in care of Portillo’s Inc., 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Our General Counsel and Corporate Secretary, or her designees, will review and sort communications before forwarding them to the appropriate addressee, although communications that do not, in the opinion of the General Counsel and Corporate Secretary or her designees, deal with the functions of the Board or a Committee or do not otherwise warrant the attention of the addressees may not be forwarded.
Shareholder Engagement Highlights

Whom Do We Engage? We engage with a wide range of constituents, including: •Institutional shareholders •Retail shareholders •Prospective shareholders
How Do We Engage?
We pursue multiple avenues for engagement, including:
•Quarterly investor calls
•Investor conferences and presentations
•Company-hosted investor meetings, both in-person and virtual
•Company-hosted restaurant visits

Who is Involved in Engagement? •Executive leadership team •Members of the Board of Directors, as appropriate •Investor Relations, Strategy & Communications teams
Topics of Engagement
Our interactions have covered a broad range of business topics, including:
•Macroeconomic conditions, including consumer behavior
•Longer-term growth strategy, operational improvements, and capital allocation priorities
•Company culture
•Restaurant industry trends and developments

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Corporate Governance

Annual Engagement Calendar In 2024, we actively engaged with both current and prospective shareholders at institutional investor conferences and other Company-sponsored events year-round.

January •ICR’s 2024 Conference	June •William Blair’s Annual Growth Stock Conference •Baird’s Global Consumer, Technology & Services Conference •Jefferies Consumer Conference •Portillo’s Annual Meeting of Shareholders	November •Q3 2024 Earnings Call •Restaurant Finance & Development Conference •Furey Research Partners Hidden Gems Conference	First Quarter 2025 •ICR’s 2025 Conference •Q4 2024 Earnings Call •Jefferies SMid Cap Consumer Conference

March •Q4 2023 Earnings Call •BofA Securities Consumer and Retail Conference •UBS Global Consumer and Retail Conference

August •Q2 2024 Earnings Call

December •Morgan Stanley Global Consumer and Retail Conference
RESTAURANT VISITS
Our investors have the opportunity to visit Portillo’s restaurants anytime as guests, but many of them shared a meal with us during Company-sponsored restaurant visits in 2024. These guided visits highlight key operational, cultural, and culinary initiatives.

May •Q1 2024 Earnings Call	September •Piper Sandler 2024 Growth Frontiers

2025 Proxy Statement	37

Portillo’s for Good
As part of our commitment to delivering value to all of our stakeholders, we recognize the importance of being thoughtful and deliberate about how we impact the environment and society, as well as how we enhance our corporate governance practices. We are proud of the steps that we’ve taken to support our people and communities, enhance our sourcing and sustainability efforts, and strengthen our corporate governance practices. For additional information, see www.portillos.com/good.

People & Community	Sourcing & Sustainability	Corporate Governance
People-Centric, Values-Driven Approach
Our Team Members are the Heart of Portillo’s. They are passionate about our food, our guests, and their fellow Team Members, making Portillo’s stand out from other brands. Portillo’s isn’t just a job. By working together as Portillo’s, we foster a supportive, people-centric culture where everyone feels valued, safe and empowered. This is anchored on our four core values:

Family
We work together to make everyone feel at home, and we step up when someone needs help.

Greatness
We are obsessed with being the best and work hard to continuously improve. Our greatness is rooted in Quality, Service, Attitude and Cleanliness (“QSAC”).

Energy
We move with urgency and passion, while maintaining attention to detail.

Fun
We entertain our guests, we connect authentically, and we make each other smile.
Our Board and Committees provide oversight on certain human capital programs. The Compensation Committee, with input from management and a third-party compensation consultant who provides benchmarked data, has responsibility for administering and approving compensation plans, including our incentive and equity-based plans for Executive Officers. We discuss talent and succession plans annually for key positions and levels including the Executive Team. Our Management Team develops and executes our day-to-day strategy and regularly reviews market conditions and internal feedback to make sure that Portillo’s remains an employer of choice, including by taking action quickly when we identify opportunities to improve.
Taking Great Care of Our People
We are committed to attracting, selecting and retaining Team Members who are aligned with our values. It’s why they are our best brand ambassadors - we believe that be taking care of our Team Members, they will in turn take care of our guests.
Team Member Engagement
Our success as a desirable employer requires that our Team Members feel confident and safe sharing their ideas and feedback.
•Top Quartile Retention: We maintain industry-leading retention rates for both management and hourly positions.

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Portillo’s for Good
•Engagement Survey: Gallup’s EverEngaged survey helps track and improve Team Member engagement, satisfaction, and opportunities for improvement.
•Regular Feedback: Roundtable discussions and “stay interviews” with leaders provide ongoing insights for cultivating a collaborative work environment.
Career Development
A significant part of taking care of our teams is making sure we invest in developing their talents.
•Leadership Programs: Ignite, our leadership development program, as well as other self-directed learning opportunities, help cultivate strong leaders.
•Spark Your Career: Talent and succession planning identifies and supports Team Members in career pathing and development opportunities.
•Individual Development Plans: Managers work with Team Members to create personalized growth plans to cultivate their skills, knowledge and experience.
•Mentorship and Coaching: Mentoring, professional coaching and peer coaching support professional growth.
Total Rewards
We pay careful attention to the wages, benefits and programs available to Team Members to make sure what we offer is competitive and relevant to Team Members and their families and has the intended impact.
•Competitive Compensation: Focus on offering top quartile pay and equitable compensation for our Team Members.
•Employee Stock Purchase Plan (ESPP): Team Members can invest in the Company by purchasing shares at a discount, aligning their success with the Company’s. We had 168 Team Members enrolled in one or more “Beef Stock” periods, with 2024 participants purchasing 46,959 shares.
•Equity Incentives: General Managers and other leaders in the Company receive long-term equity incentives to retain talent and align their interests with Portillo’s goals.
•Wellness: We offer medical and wellness benefits to all Team Members, including mental health coverage, life insurance, and a robust employee assistance program.
•Perks: We offer a variety of perks, discounts and access to programs that resonate with our various Team Member audiences.
Work-Life Flexibility & Fun
We want Team Members to enjoy coming to work, so we make sure Team Members feel empowered and heard, and that we’re responsive to the realities and challenges our Team Members may face.
•Flexible Scheduling: Hourly Team Members can align schedules with personal needs.
•Hybrid Work for Restaurant Support Center (RSC): Office collaboration three days a week for RSC Team Members, with additional flexibility for remote work.
•Celebrating Success: Events like Summits, holiday gatherings, and milestone anniversary dinners build camaraderie and celebrate achievements.

2025 Proxy Statement	39

Portillo’s for Good
Our Community Impact
With a strong commitment to our value of Family, it’s no surprise that our teams are passionate about supporting the communities in which we live and operate. We maintain a number of initiatives that allow us to support great causes and organizations and make it possible for us to partner with guests to support the causes that mean the most to them as well.

•Fundraisers - We partner with local organizations and schools to raise money within our communities by hosting fundraisers, during which 20% of all purchases inside the restaurant goes back to the organization. In 2024, we hosted 1,612 fundraisers and raised over $300,000 through these efforts.
•In-Kind Donations - We are dedicated to giving back to local communities and organizations through event donations such as food and gift cards for silent auctions, raffles and fundraisers. We donated over $30,000 in gift cards in 2024.
•Heart Shaped Cakes - We donate a portion of all Heart Shaped Cakes sold for Valentine's Day and Mother's Day through national partnerships. In 2024, we donated to Share Our Strength and its No Kid Hungry campaign.
•New Restaurant Openings & Sneak Peek Meals - When we open new restaurants, we raise money for local organizations through our sneak peek meals and donate food from our team trainings to local hospitals and first responders. For our openings in 2024, we partnered with 13 organizations and, in addition to donating food, we donated $65,000 to local community non-profits.

•Unexpected Times of Need - When our local communities face unfortunate events such hurricanes, fires, tornados or other disasters, Portillo’s Team Members step up and offer support by volunteering time and donating Portillo’s food to families affected by these life-altering situations that are beyond their control. Last year, when Hurricane Beryl hit Houston in July, our teams donated food to the volunteers and staff of BakerRipley, a local nonprofit organization that provides services and resources to some of the most vulnerable neighborhoods in Houston, TX.
•Kids’ "Reading (and Good Grades) Takes the Cake" Program - This program promotes academic achievement in our communities. Teachers can partner with Portillo’s in this complimentary program to reward reading achievements and good grades with a certificate or bookmark and a coupon for a free slice of chocolate cake. In 2024, we shipped out over 210,000 of these student reward packages.
•Heart of Portillo’s Fund - In June 2020, Portillo’s launched The Heart of Portillo’s Fund (“HOP”), a 501(c)3 dedicated to supporting our Team Members facing financial hardships. In 2024, the fund raised over $200,000 to provide emergency assistance to Team Members and awarded over 60 grants.

Sourcing and Sustainability Initiatives
We strive for excellence when it comes to food quality, using only ingredients that meet our stringent standards and specifications. We partner with a variety of companies that are similarly aligned with producing and providing high quality products, each of which goes through a comprehensive evaluation process to ensure they will satisfy our standards and expectations on a continual basis. This facilitates real-time performance assessments to identify any potential gaps in food safety or quality and implement corrective measures where required. Further, our relationships with our suppliers and distribution partners are governed by a supplier code of conduct to ensure that all parties are conducting themselves in a responsible, ethical way.
We have taken a thoughtful look at our supply chain and operations to identify opportunities to embrace being environmentally friendly in ways that make a difference to our guests, Team Members and shareholders every day. In 2024, we continued to identify opportunities to improve sustainability and decrease waste in our packaging, and we continued to build on opportunities to limit food waste, including donating food prepared during trainings and partnering with suppliers.
Corporate Governance
At Portillo’s, everyone from our Team Members to our Executive Team to our Directors is committed to the ethical operation of our business.
Our website is located at www.portillos.com, and our investor relations website is located at http://investors.portillos.com. We are subject to the informational requirements of the Exchange Act and file or furnish reports, proxy statements and other information with the SEC. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, statements of changes in beneficial ownership and amendments to those reports are available for free on our investor relations website as soon as reasonably practicable after we electronically file them with, or furnish them to, the SEC.

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Portillo’s for Good
Availability of Corporate Governance Documents

Audit Committee Charter	Compensation Committee Charter	Nominating and Corporate Governance Committee Charter	Corporate Governance Guidelines	Code of Business Conduct

investors.portillos.com/corporate-governance/governance-overview
Code of Business Conduct
Our Code of Business Conduct applies to our Directors, officers and Team Members. A copy of the Code is available on our website, investors.portillos.com.

2025 Proxy Statement	41

Director Compensation
Independent Director Compensation Program
In consultation with Meridan Compensation Partners, the Compensation Committee’s independent compensation consultant, the Compensation Committee periodically reviews our Independent Director compensation program to ensure continued alignment with comparable companies and sound governance practices. The Committee last reviewed director compensation in 2024 and did not recommend that the Board approve any changes to the Independent Director compensation program.
Under our independent Director compensation program, our Directors receive a cash retainer and an annual equity award as well as additional cash fees for service as Board Chair or Committee Chair. Directors may elect to receive any or all of their cash fees in equity rather than cash, if they prefer. Compensation paid to our Independent Directors for services in 2024 is further described below. Mr. Osanloo, our President and CEO and a Director, received no separate compensation for his services as Director in 2024. Compensation information for Mr. Osanloo is included in the Executive Compensation section.

Annual Independent Director Compensation

■	Annual RSUs Retainer
■	Annual Cash Retainer

2024 Additional Annual Cash Compensation
Board Chair Fee:	$95,000
Audit Committee Chair Fee:	$25,000
Compensation Committee Chair Fee:	$20,000
Nominating and Corporate Governance Committee Chair Fee:	$15,000
Independent Director Cash Compensation
We pay an annual cash retainer of $80,000 to each Independent Director, an additional annual cash retainer of $95,000 to our Board Chair, and Committee fees as set forth in the table above. All cash retainers are paid quarterly in arrears and prorated based on the number of days that a Director serves in such capacity. We also reimburse Independent Directors for reasonable travel expenses in connection with their Board duties. Each Independent Director can elect to receive any or all of their cash fees in equity rather than cash, if they prefer, in which case the shares become fully vested by year end.
Independent Director Equity Compensation
We grant an annual equity retainer in RSUs with a grant date fair value of $120,000, rounded down to the nearest whole share, to each Independent Director who is elected at the Annual Meeting of shareholders or is initially appointed as an Independent Director other than at the Annual Meeting. The award for a new Independent Director who is initially appointed other than at an Annual Meeting may be prorated. In 2024, each Independent Director was granted an annual equity award in the form of RSUs with a grant date fair market value of approximately $120,000 on May 2, 2024. The RSUs vested in full on December 31, 2024. The awards are subject to forfeiture if the Director’s service terminates for any other reason aside from death or disability.

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2024 Director Compensation
The following table sets forth information concerning the compensation of our independent Directors for the fiscal year ended December 29, 2024 (“Fiscal Year 2024”).

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Option awards ($)	All other compensation ($)	Total ($)
Michael A. Miles	$—	$295,000	$—	$—	$295,000
Ann Bordelon	105,000	120,000	—	—	225,000
Noah Glass	80,000	120,000	—	—	200,000
Paulette Dodson	80,000	120,000	—	—	200,000
Gerard J. Hart	100,000	120,000	—	—	220,000
Josh A. Lutzker	—	215,000	—	—	215,000
Jack Hartung(3)	—	—	—	—	—
(1)The amounts represent restricted stock units granted on May 2, 2024 at a stock price of $11.94, which vested in full on December 31, 2024 at a stock price of $9.40 per unit, the closing stock price on December 31, 2024.
(2)The number of stock options and RSUs outstanding held by each independent Director (representing unexercised stock options and unvested RSUs) at December 29, 2024 is as follows: Mr. Miles has 553,555 unexercised stock options, Ms. Bordelon has 47,715 unexercised stock options, Mr. Glass has 59,644 unexercised stock options, and Mr. Hart has 59,642 unexercised stock options.
(3)Jack Hartung joined the Board in 2025; therefore no fees were earned or paid related to 2024.

2025 Proxy Statement	43

Our Executive Officers
The names of our current Executive Officers, their ages, and their positions with Portillo’s as of June 10, 2025, are set forth below. Executive officers are elected by our Board to hold office until their successors are elected and qualified. There are no family relationships among our Directors or Executive Officers.

Michael Osanloo has served as the President and Chief Executive Officer at Portillo's since 2018, where he is responsible for overall brand strategy, business performance and the Company's growth and expansion into markets. Michael is a passionate servant leader who has structured the Company in a way that affords every Team Member the opportunity to grow and be successful. Since joining Portillo's, Michael won E&Y’s Entrepreneur of the Year 2024 Midwest award and he was named one of 10 business leaders that could change Chicago's business world in 2019 by the Chicago Tribune.
As the former CEO of P.F. Chang's China Bistro, Inc., Michael oversaw more than 300 restaurants globally and expanded the brand into China, the UK and Germany. Prior to his tenure at P.F. Chang’s, Michael served as Executive Vice President and President of Grocery at Kraft Heinz, and in senior leadership roles at Caesar's Entertainment. Michael worked at Bain & Company from 1996 to 2005, where he helped improve the effectiveness of strategic, operational and marketing initiatives at various multibillion-dollar companies.
Michael holds a Master of Business Administration from the University of Chicago, a Juris Doctorate from the University of Illinois College of Law and an AB Degree in Economics from the University of Michigan. Michael lives in the Chicagoland area with his wife and three children.
Michael’s favorite Portillo’s menu item is the Italian Beef, dipped with hot peppers.

Michael Osanloo, 59 President, Chief Executive Officer and Director

Michelle Hook is Portillo's Chief Financial Officer, overseeing the brand's Finance, Supply Chain and IT functions. Michelle joined Portillo's in December 2020.
Previously, Michelle spent more than 17 years at Domino's, advancing her career in various financial roles. There, she served as vice president of finance for global FP&A and investor relations, where she led the teams responsible for supporting global FP&A, strategic finance analytics, U.S. franchise operations and marketing, Domino's technology, and investor relations. She also served as vice president of global operations and held various accounting and finance positions with increasing responsibilities since joining Domino's in 2003. She was a member of the company's initial public offering team in 2004, as well as numerous recapitalization teams.
Prior to joining Domino's, Michelle was with Holcim, one of the largest manufacturers and suppliers of cement around the world. She began her career as a senior auditor at Arthur Andersen LLP, based in Detroit.
Michelle holds an MBA from the University of Michigan, a B.A. in accounting from Michigan State University, and is a certified public accountant. She resides in Michigan with her husband and their two daughters.
Michelle’s favorite Portillo’s menu item is the Italian Beef, with sweet and hot peppers.

Michelle Hook, 50 Chief Financial Officer and Treasurer

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Kelly Kaiser joined Portillo's as General Counsel & Corporate Secretary in 2023. She has experience leading legal departments at both private and publicly-traded organizations, most recently serving as General Counsel at Life Fitness. Prior to that, Kelly held positions of increasing responsibility during her tenure at Brunswick Corporation, including management of the Bowling & Billiards legal function.
As General Counsel, Kelly leads the Portillo's Law Department, overseeing legal matters such as securities and corporate governance, commercial contracts and leases, litigation, labor and employment matters, and regulatory compliance.
Kelly earned a B.A. in Political Science and a J.D. from the University of Kentucky. She lives in Chicago with her husband and their two boys.
Kelly’s favorite Portillo’s menu item is the char-broiled cheeseburger.

Kelly Kaiser, 50 General Counsel and Secretary

Jill Waite is the Chief People Officer at Portillo's. Prior to joining Portillo's in 2019, she held several Human Resources and Operations roles in the retail, grocery and fitness industries with companies such as Sephora and 24-Hour Fitness.
Jill was hired to reinvigorate the Portillo's culture by reclaiming the hearts and minds of our many Team Members. She is responsible for building the talent pipeline to support the Company's growth, retaining Team Members who are passionate about creating lifelong memories for our guests, and developing world-class learning and development programs.
Jill has a Bachelor's degree in Management from the University of Florida.  Jill lives in Chicagoland with her husband of nearly 20 years, and is a mom to two boys.
Jill’s favorite Portillo’s menu items are the Italian Beef, cheese fries, and our famous chocolate cake.

Jill Waite, 47 Chief People Officer

Mike Ellis joined the Portillo’s family in 2022 as the Chief Development Officer. In this role, he is responsible for cultivating and executing Portillo’s growth strategy in new and existing markets nationwide. From real estate, to construction, to ongoing building and facilities management, Mike takes a hands-on approach with his teams to drive the momentum of a successful, long-term growth plan. He has been a Portillo’s enthusiast for decades, and is excited to bring unrivaled Chicago street food to even more fans throughout the country.
Mike has spent more than 30 years leading development teams in the foodservice industry. Prior to joining Portillo’s, he was Vice President of Real Estate and Development at Cracker Barrel, where he spearheaded their growth development strategy, new restaurant openings and the development of a new prototype that significantly improved operational efficiencies. He has also held senior development roles with Darden, Einstein Noah Restaurant Group and other restaurant brands.
Mike has a degree in Political Science from Delta College. He currently resides in Nashville, Tennessee. When not working, he enjoys spending time with his wife of more than 35 years and their three adult children.
Mike’s favorite Portillo’s menu item is the Italian Beef, with sweet peppers.

Michael Ellis, 63 Chief Development Officer

2025 Proxy Statement	45

Tony Darden joined Portillo’s as Chief Operating Officer in December of 2024. He brings more than 20 years of cross-functional executive leadership as well as an obsession with operational excellence.
Tony served as Senior Vice President and Chief Operating Officer of Jack in the Box from 2021-2024. Previously, he was the president of MOOYAH Burgers from 2019-2021, as well as Chief Operating Officer for Taco Bueno Restaurants and Sun Holdings. Tony has also held leadership roles at Panera Bread and Metromedia Restaurant Group.
Tony has a degree from Azusa Pacific University. When not working, he enjoys spending time with his wife and two sons.
Tony’s favorite Portillo’s menu item is the Italian Beef, dipped with hot peppers, and chocolate cake.

Tony Darden, 54 Chief Operating Officer

Keith Correia joined Portillo’s in April 2024 after leading the IT team at Steak N Shake as Chief Information Officer from 2019-2024, where he had a proven track record of leveraging technology to drive efficiencies as well as improving team and guest experiences.
Keith’s restaurant career began in field operations with Dairy Queen. He led the operations turnaround for multiple restaurants regions, and later oversaw various business functions, including project management, equipment innovation, training, retail technology, and operations efficiency. He ultimately transitioned to leading IT and innovation for Dairy Queen before joining Steak N Shake.
Keith holds a Bachelor’s degree in Geology from Union College. He lives in Chicagoland with his family.
Keith’s favorite Portillo’s menu item is the Italian Beef sandwich.

Keith Correia, 53 Chief Information Officer

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Proposal 2	Advisory Vote on Executive Compensation

We are including an advisory vote on the compensation paid to our Named Executive Officers (“NEOs”), as required under Section 14A of the Exchange Act, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), and related SEC rules. An advisory vote is not binding on the Company, but our Compensation Committee and Board intend to take the results of the advisory vote into consideration when making NEO compensation decisions. This proposal is frequently referred to as “Say on Pay” and allows shareholders to express their overall opinion on executive pay. The vote does not speak specifically to any particular element of compensation or any particular NEO. Instead, it is an opportunity to express approval or disapproval on the Company’s overall compensation philosophy, practices and procedures. We expect to conduct a Say on Pay vote annually, with the next advisory vote occurring at our 2026 Annual Meeting of Shareholders.
We believe that our compensation philosophy and practices do an excellent job of tying our NEOs’ compensation to our strategic objectives and that they are linked to the creation of sustainable value for shareholders. The following sections explain in greater detail our philosophy, the elements of compensation, the targets assigned and how those elements and targets work together to achieve critical objectives.
Our Compensation Committee will consider the results of this proposal when reviewing our compensation philosophy and determining compensation structure going forward and intends to, along with other members of the Board, continue to engage with our shareholders to understand and address any concerns as they arise.
Accordingly, we ask our shareholders to vote “FOR” the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement for the Company’s 2025 annual meeting of shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
Voting Requirement
The approval, on an advisory basis, of our NEO compensation requires an affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2. Abstentions shall be counted as a vote against the proposal and broker non-votes shall have no effect.
The result of this proposal is non-binding, but shall be considered by the Compensation Committee and the Board when making future compensation decisions.
Recommendation of the Board of Directors

The Board recommends a vote “FOR” ratification of the approval, on an advisory basis, of the compensation for our NEOs.

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Proposal 2 Advisory Vote on Executive Compensation

Compensation Discussion & Analysis
Named Executive Officers
This Compensation Discussion & Analysis (“CD&A”) discusses our executive compensation philosophy and programs, decisions the Compensation Committee and the Board have made under those programs, and the factors considered in making those decisions. We have included compensation information for our: (i) principal executive officer (PEO); (ii) four most highly compensated executive officers serving at fiscal year end (other than PEO); and (iii) a former executive officer who would have been among our four most highly compensated executive officers (other than the PEO) if he had been an executive officer at fiscal year end. This CD&A focuses on the material components of the executive compensation program for our “Named Executive Officers” or “NEOs” for Fiscal Year 2024.
For 2024, our NEOs were:

Michael Osanloo President and Chief Executive Officer	Michelle Hook Chief Financial Officer and Treasurer	Jill Waite Chief People Officer	Kelly Kaiser General Counsel and Secretary	Michael Ellis Chief Development Officer	Derrick Pratt Former Chief Operating Officer (through June 30, 2024)

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Compensation Philosophy
The Company's compensation philosophy prioritizes performance and aims to align executive compensation with shareholders' interests while ensuring that the Company can retain key talent. To achieve this alignment, the Compensation Committee focuses on maintaining market-competitive base salaries and structuring short-term and long-term incentives to heavily reflect Company performance on strategic objectives within market norms. Our executive compensation policies and practices include:
•Pay for Performance Our compensation structure is centered on pay-for-performance principles. Rather than guaranteeing executive pay, we link it to performance metrics aimed at enhancing shareholder value. A substantial portion of our long-term incentive program is performance-driven, with both short-term and long-term incentives comprising the majority of our total compensation package.
•Alignment with Shareholder Interests Incentive payouts are directly linked to Company performance, encompassing financial, strategic, and individual contributions, fostering long-term value creation for our shareholders.
•Attracting, Retaining and Engaging Top Talent We offer competitive total rewards compensation packages that tie rewards directly to performance, while attracting, retaining and engaging high-caliber individuals crucial for our Company's success.
•Stock Ownership and Trading Policies Our stock ownership and trading policies encompass guidelines for all Executive Officers and Board members, ensuring alignment with ownership standards. Additionally, we strictly prohibit all Team Members, including executives and Board members, from engaging in securities hedging activities. Moreover, Executive Officers and Board members are prohibited from pledging Company securities as loan collateral or holding them in margin accounts.
•Health, Retirement and Other Benefits Health, retirement, and additional benefits extended to the Executive Team are aligned with the offerings available to all management Team Members. These encompass health, retirement, stock purchase, paid time off, life insurance, and disability plans.
•Values-Based Ethical Framework Our compensation programs are organized in accordance with corporate governance guidelines. To mitigate excessive risk, we employ various strategies, including setting caps on incentive awards, implementing vesting periods for long-term incentives, incorporating clawback provisions, imposing restrictive covenants, and utilizing performance metrics.
Compensation Process
Early in each fiscal year, the Compensation Committee considers the Company’s strategic objectives and sets the Company’s performance target. The Company’s strategic objectives also inform the individual performance objectives assigned to the CEO. The CEO in turn develops performance objectives for each of the other Executive Officers in collaboration with the officers. From time to time, the Compensation Committee reviews the Company and executives’ progress toward their objectives, as well as assessing whether such objectives are still designed to promote the best interests of the Company.
After the fiscal year ends, our Compensation Committee conducts a thorough annual evaluation of the CEO, comprising both performance assessment and compensation analysis. Performance evaluation involves measuring the Company's achievements against predetermined objectives and engaging in personal interviews with individual Board members. Additionally, the Compensation Committee's independent consultant conducts extensive market research, gathering CEO compensation data from a restaurant industry-focused subset of our peers to ensure market competitiveness and appropriateness. The consultant and Compensation Committee also consider the CEO’s prior experience, marketability and retention concerns. The consultant reviews this data and provides recommendations to the Committee.
Subsequently, the Compensation Committee convenes in executive session to review the CEO's performance evaluation results and compensation, integrating all collected data. Based on this comprehensive review, the Committee determines the CEO's compensation for the upcoming year. The Committee then presents its final assessment of CEO performance and compensation decisions to the Board for discussion during executive session.
After the fiscal year end, the CEO also evaluates each executive against their agreed-upon objectives and presents the Compensation Committee with his recommendations. The Compensation Committee then makes its final recommendations to the Board for approval.
In Fiscal Year 2024, we conducted a thorough evaluation of each component of compensation and the overall total direct compensation for our NEOs, benchmarking against market standards and individual performance evaluations. The Compensation Committee reviewed both publicly accessible compensation data and insights from private surveys encompassing our peer group, and broader general and industry trends. Our approach involved leveraging available information to track the actions of our peer group, enabling us to assess market dynamics and the competitiveness of our executive compensation structure, particularly regarding long-term incentives.

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Proposal 2 Advisory Vote on Executive Compensation
Roles and Responsibilities

Party	Responsibilities
Compensation Committee
•Sets annual Compensation Committee calendar
•Collaborates with the CEO to establish performance goals annually, aimed at fostering long-term shareholder value creation
•Assesses CEO's performance against these objectives and Portillo’s overall performance, determining the CEO's compensation accordingly
•Sets and approves compensation for other Executive Officers, reviews the overall compensation philosophy and strategy, and oversees all compensation and benefits programs for Executive Officers
•Makes determinations regarding the independent director compensation program
•Makes determinations regarding executive pay levels and program design, based on relevant factors including applicable peer group and market data
•Conducts an assessment of potential compensation-related risks to Portillo’s, overseeing policies and practices to mitigate such risks, including performance-based incentives below the executive level
•Engages an independent consultant to aid in evaluating compensation and fulfilling its obligations
•Engages with shareholders and stakeholders upon request to gather input on executive compensation matters

Independent Compensation Consultant (Meridian Compensation Partners)
•Provides counsel on and assessment of the adequacy and competitiveness of our compensation program based on market standards, our strategic direction, and internal procedures, including the mitigation of compensation-related risks for Executive Team and Director talent
•Offers guidance concerning governance in compensation decision-making
•Conducts market analysis and crafts recommendations for the Compensation Committee in the setting of CEO & executive compensation
•Participates in Committee meetings, advising on various compensation issues as outlined in the Committee's charter
•Engages in discussions with the Committee during meetings and in private sessions, and, as directed by the Committee, with select members of the Company's management team regarding specific compensation-related topics

Chief Executive Officer (CEO)
•Collaborates with other executive officers to propose performance objectives at the start of each year, aimed at incentivizing durable, positive shareholder value creation
•Assesses the performance of other Executive Officers and offers recommendations to the Committee regarding their compensation

Human Resources Function
•Provides the Compensation Committee with market analytics in support of the CEO’s recommendations for Executive Officers
•Engages outside consultants to assist with its analytics and recommendations, as needed

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Compensation Practices at a Glance

Practices We Follow

Paying for Performance
A substantial portion of our long-term incentive program is performance driven, with both short-term and long-term incentives comprising the majority of our total compensation package

Aligning with Shareholder Interests Incentive payouts are directly linked to Company performance

Attracting, Retaining and Engaging Top Talent
We offer competitive compensation packages that tie rewards directly to performance to attract, retain and engage high caliber leaders crucial to the Company’s growth and success

Maintaining Robust Stock Ownership and Trading Policies Our policies include guidelines encompassing all Directors and Executive Officers, ensuring alignment with ownership standards

Offering Health, Retirement and Other Benefits
Benefits extended to the Executive Team are aligned with the offerings available to all management Team Members and include health, retirement, stock purchase, paid time off, life insurance and disability plans

Applying a Values-Based Ethical Framework
Organized in accordance with corporate governance guidelines, our compensation programs employ strategies such as caps on incentive awards, vesting periods for long-term incentives, clawback provisions, restrictive covenants and performance metrics to mitigate excessive risk-taking

Practices We Avoid

Tax Gross-Ups for Bonuses and Incentives We do not provide any tax gross-ups for bonuses and incentives to our Executive Officers

Hedging of Company Stock We prohibit our Executive Officers and Directors from entering into hedging arrangements with respect to Company securities

Pledging Company Securities We limit the ability of our Executive Officers and Directors to pledge Company securities

Single-Trigger Change in Control Severance Payments
We use a double-trigger Change in Control structure so Executive Officers are incentivized to support value-creating transactions without receiving benefits unless their role is genuinely impacted by the change

Excessive Perquisites We offer modest additional benefits to our Executive Officers, which are well within market norms and focused on what’s necessary to support the business

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Proposal 2 Advisory Vote on Executive Compensation
2024 Advisory Vote on Executive Compensation
Our Compensation Committee considered the results of the 2024 Advisory Vote on Executive Compensation when reviewing our compensation philosophy which continues to determine the compensation structure going forward. We intend to, along with other members of the Board, continue to engage with our shareholders to understand and address any concerns they have regarding our compensation program as they arise.
Elements of Compensation

Component	Form of Payout	Objective	Calculation	2024 Actions / Results
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent	Calculated based on individual contributions to business outcomes, scope and responsibilities, experience, role changes and market data	During 2024, the committee modestly increased the base salaries of each of our NEOs, as discussed on page 54.
Short-term Incentive (“STI”)	Cash	Drive alignment of interests among Executive Team and shareholders to achieve key short-term goals and fiscal year Company objectives	•75% - achievement of Company performance target (Adjusted EBITDA in 2023) •25% - achievement of individual performance objectives	Based on level of achievement of Company performance, the 2024 STI payout was 70.5%, as discussed on page 55.
Long-Term Incentive (“LTI”)	Equity awards (including RSUs, PSUs, and options) with time- and/or performance-based vesting triggers	•Incentivize achievement of longer-term Company objectives •Align executive and shareholder interests •Promote retention	Type and value of awards are determined based on the objectives set by the Board, which may include individual contributions, potential future impact, specific performance targets and market benchmarks	Awarded RSUs, PSUs and stock options to NEOs, as discussed on page 58.

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2024 NEO Compensation
Our 2024 pay mix was intended to strike a thoughtful balance between pay-for-performance and the achievement of strategic Company objectives and the retention of key executive employees whose leadership we believe is critical to the Company’s continued success. A majority of overall executive compensation is at-risk or performance-based pay. A significant percentage of executive compensation is delivered through long-term incentive awards, which are designed to closely align leadership’s interests with those of our shareholders. By tying a significant portion of compensation to long-term Company performance, we aim to drive accountability, support strategic goals, and reward results that benefit shareholders over the long run.

Michael Osanloo President, Chief Executive Officer and Director	2024 TARGET COMPENSATION:

Average for other Non-PEO Named Executive Officers

Michelle Hook Chief Financial Officer and Treasurer	2024 TARGET COMPENSATION:

Jill Waite Chief People Officer

Kelly Kaiser General Counsel and Secretary

Michael Ellis Chief Development Officer

Derrick Pratt Former Chief Operating Officer (through June 30, 2024)

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Proposal 2 Advisory Vote on Executive Compensation
Base Salary

How Base Salary supports our compensation philosophy and objectives:
•Helps us attract and retain the key executive talent needed to successfully manage our business.
•Represents the smallest portion of our Executive Officers’ target direct compensation, reflecting our goal to allocate a significant majority of compensation to the performance-based elements of the compensation package.
•Reflects the Compensation Committee’s judgment with respect to each Executive Officer’s roles and responsibilities, performance, and work experience as well as market data.

The CEO submits recommendations to the Compensation Committee regarding the base salaries of Executive Officers (excluding himself) based upon analysis provided by the Company’s independent compensation consultant. Each year, the Compensation Committee reviews and approves the CEO's base salary and any proposed adjustments. Typically, salary adjustments are considered during the first quarter.
In 2024, following a thorough review of performance and examination of market data, the Compensation Committee recommended salary increases for each of the NEOs to ensure alignment with our compensation philosophy and competitive market standards, including 2023 performance. Going into 2025, management recommended, and the Compensation Committee approved, no base salary increases. The 2024 base salaries for our NEOs were as follows:

NEO	2024 Base Salary	2023 Base Salary	% Change
Mr. Osanloo	$936,000	$900,000	+ 4.0%
Ms. Hook	468,918	455,260	+ 3.0%
Ms. Waite	420,319	404,153	+ 4.0%
Ms. Kaiser	380,000	375,000	+ 1.0%
Mr. Ellis	338,098	328,250	+ 3.0%
Mr. Pratt	478,615	464,675	+ 3.0%

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At-Risk Pay
How At-Risk Pay supports our compensation philosophy and objectives:
•Provides short-term performance-based cash awards to our Executive Officers, each of whose performance has a significant impact on our operational success, financial stability, profitability and future growth.
•Measures pre-established financial and operational metrics reflecting our annual business goals and objectives.
•Closely aligns management and shareholder interests by focusing management on operating efficiently, sales growth and transactions.
2024 Short-Term Incentive Program (STIP)
Pay for Performance
Portillo’s short-term incentive program (“STIP”) is meticulously crafted to encourage our Executive Team to attain key performance objectives for the calendar year, fostering a direct correlation between performance and pay. The Compensation Committee believes our executive performance goals allow the Executive Team to make contributions based on their unique skills and opportunities. We set a target payout percentage of a participant’s annual base salary based on the nature and scope of their responsibilities and their professional experience, while also taking into consideration prior performance, current market practices, and peer benchmarks.
In considering and approving the annual plan design, the Compensation Committee reviews target bonus percentages for each Executive Officer, including the NEOs, and considers the value of the incentive award relative to the individual’s total compensation package, the value of the incentive award and total compensation package relative to benchmark data, and the degree to which the individual can influence the Company’s achievement of its short-term financial and strategic objectives. The Compensation Committee relies on input from its compensation consultant, the results of benchmarking data, and analysis from our Chief Executive Officer to determine the appropriateness of the target bonus percentages for each Executive Officer (including the NEOs.)
Aligned with Shareholder Interests
In 2024, the short-term incentive program placed greater emphasis on Company financial performance, which was weighted more heavily than individual performance.
The weighting of performance measures mirrors the Compensation Committee's intent to link a substantial portion of the annual incentive compensation to measures deemed significant to our shareholders. Simultaneously, it reinforces strategic performance goals aligned with the Company's growth targets, execution of long-term strategic plans, and compliance objectives. Potential payouts range from 0% to 200% of target based on the achievement of pre-established financial goals, strategic objectives, and leadership performance.

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Proposal 2 Advisory Vote on Executive Compensation
Linked to Strategic Objectives
Consistent with previous years, the Compensation Committee established the annual incentive targets for the 2024 Annual Incentive Plan during Q1 2024, selecting an Adjusted EBITDA target. Individual performance is assessed based on a set of personalized objectives aligned with our strategic pillars (for 2024, Run World-Class Operations, Innovate & Amplify the Portillo’s Experience, Build Restaurants with Industry-Leading Returns, and Take Great Care of Our Teams), as well as the corresponding key initiatives, in addition to leadership performance. The individual performance goals for the CEO were approved by the Committee. Performance goals for other Executive Officers in 2024 were approved by the CEO.
The following table reflects the 2024 Short Term Incentive Program NEO award opportunities(1).

NEO(1)	Threshold(2)	Target	Maximum
Mr. Osanloo	$608,400	$1,216,800	$2,433,600
Ms. Hook	175,844	351,689	703,377
Ms. Waite	126,096	252,191	504,383
Ms. Kaiser	114,000	228,000	456,000
Mr. Ellis	101,429	202,859	405,718
Mr. Pratt	89,495	178,989	357,978
(1)For 2024, the Committee increased Ms. Osanloo’s target bonus percentage to 130%, and increased the target bonus percentage for Ms. Waite, Ms. Kaiser and Mr. Ellis to 60%, to better reflect peer group benchmarking as well as their critical responsibilities and strategic impact on the organization.
(2)Achievement at threshold performance results in a 50% payout for each of Adjusted EBITDA component and Individual Performance component. Achievement below the threshold performance level does not result in a payout for the Adjusted EBITDA component, but Individual Performance component applies at 50% payout. See below for additional detail on the Adjusted EBITDA and Individual Performance components.
2024 STI Performance and Results

1	Financial Metrics (75% of Overall Award)

Adjusted EBITDA Component (75%) Calculation: In Fiscal Year 2024, the Company performance metric had an Adjusted EBITDA target of $110.7 million at a 100% payout. The Company achieved below target on the financial portion of this award, resulting in a payout of 70.5%.

Relative Weighting	STI Performance Metric	Threshold (50%)	Target (100%)	Maximum (200%)	Outcome (Payout %)
	Adjusted EBITBA				$104,760 (70.5%)

2	Individual Performance (25% of Overall Award)

Individual performance payouts were calculated based on the individual NEO’s performance. Following the end of Fiscal 2024, the Compensation Committee evaluated the CEO’s performance relative to pre-established goals, demonstrated leadership, and overall company performance and approved a payout within the range of 0–200%. For the other Named Executive Officers (“NEOs”), the CEO assessed performance using the same framework of progress against goals, company performance, demonstrated leadership, and feedback from the Company’s talent calibration process. The CEO then presented to the Compensation Committee his assessment of each NEO’s performance and his resulting recommendations as to each NEO’s individual performance payout calculation.
Some of the key accomplishments of our NEOs during 2024 that the Committee considered when determining the 2024 individual performance payout are summarized below:
•Diluted Earnings per Share
•Morgan Stanley’s 2024 Consumer Survey ranked Portillo’s #1 in Taste, Value, and Quality
•Expanded Company’s footprint to 94 locations across ten states, achieving 12% unit growth with 10 NROs
•Opened two Restaurant of the Future locations, driving a reduction in build costs

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•Self-service kiosks deployed across all restaurants, enhancing the guest experience and driving an increase in average check, contributing to a lift in comparable sales
•Approved 44 new restaurant sites in 2024
•Achieved record lows in turnover and all NROs were staffed with experienced Portillo’s leaders
Despite disciplined cost management, talent development, and process optimization, the Company missed key financial targets and new restaurant openings, highlighting the need for sharper execution and stronger traffic-driving strategies to achieve our full potential.
In making its assessment, the Compensation Committee considered and approved Mr. Osanloo’s recommendation as reflected in the table below.

3	Overall 2024 STI Results

The chart below sets out each NEO’s short-term non-equity incentive target, their 2024 target and actual bonuses.

NEO	Target %	2024 Target	Adj. EBITDA %	Adj. EBITDA ($)	Ind. Perform. %	Ind. Perform. ($)	2024 Actual ($)
Mr. Osanloo	130%	$1,216,800	70.5%	$643,383	70.5%	$214,461	$857,844
Ms. Hook	75%	351,689	70.5%	185,955	70.5%	61,985	247,940
Ms. Waite	60%	252,191	70.5%	133,346	70.5%	44,449	177,795
Ms. Kaiser	60%	228,000	70.5%	120,555	70.5%	40,185	160,740
Mr. Ellis	60%	202,859	70.5%	107,262	17.6%	8,926	116,187
Mr. Pratt(1)	75%	178,989	70.5%	94,640	—%	—	94,640
(1)Mr. Pratt ceased to be an Executive Officer of the Company as of June 30, 2024. His STI was a prorated award for his length of service in 2024, in connection with his separation from the Company effective June 30, 2024.

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Proposal 2 Advisory Vote on Executive Compensation
Long-Term Equity Incentive
Executive Officers at Portillo’s did not receive any annual LTI grants in 2022 or 2023; the only LTI grants made to Executive Officers during that time were new hire grants to those hired after the 2021 IPO. In Fiscal 2024, the Company adopted a new long-term incentive program for NEOs other than the CEO that includes grants of both Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”) to align executive compensation with long-term shareholder value creation. This equity-based program reflects the Compensation Committee’s commitment to a pay-for-performance philosophy and the attraction and retention of key leadership talent. RSUs vest over time to support retention and reinforce long-term commitment, while PSUs are earned based on the achievement of clearly defined performance goals tied to the Company’s strategic priorities, such as Revenue and Adjusted EBITDA growth. The introduction of this program enhances alignment between executives’ interests and those of our shareholders and promotes a culture of sustained high performance and accountability.
3-Year Performance-Based Awards (50%)
Fifty percent (50%) of the overall 2024 long-term equity-based awards were issued as PSUs and are subject to the achievement of performance metrics (Revenue and Adjusted EBITDA growth) over a 3-year forward looking period from 2024 - 2026. Payout amounts between threshold and target, or target and high levels will be determined using linear interpolation. No value is paid for metrics with outcomes below the threshold achievement levels. Results will be determined following the performance period. RSUs vest on each of the first three anniversaries of the date of grant, subject to the executive’s continued employment, and will settle in shares of common stock on a one-for-one basis.
The number of shares that can be earned under the PSU awards based on the two metrics is determined by multiplying the target number of shares subject to the award by the payout percentage and the weightings, as set forth in the table below:

3 Year Cumulative Total Revenue Growth Performance Growth Metric (weight: 50%)		3 Year Cumulative Adjusted EBITDA Growth Performance Growth Goal (weight: 50%)		Total Potential Payout
3-Year Cumulative Revenue Dollars	Shares Earned as % of Target PSUs	3-Year Cumulative Adjusted EBITDA Growth	Shares Earned as % of Target PSUs	Shares Earned as % of Target PSUs
Below $225M	—%	Below $25.0M	—%	—%
$225M	50%	$25.0M	50%	50%
$320M	100%	$40.0M	100%	100%
$380M or more	200%	$58.0M or more	200%	200%
(1)If the cumulative revenue growth dollars and/or the cumulative adjusted EBITDA growth dollars fall between two stated performance levels in the performance goal table, the payout percentage will be determined using linear interpolation. Vesting and payout of each PSU is subject to the Executive Officer’s continued employment through the vesting date (except in the event of termination of employment due to death or disability), and each PSU may be paid out on an accelerated basis in the event of a change in control transaction and continued vesting (possibly on a pro-rata basis) upon retirement of the holder.
3- and 4-Year Retention-Based Awards (50%)
The remaining 50% of the overall 2024 long-term equity-based awards were issued as Non-Qualified Stock Options (“NQSOs”) to the Chief Executive Officer and RSUs to all other NEOs. The NQSOs vest on the fourth anniversary of the award and are exercisable within a 10-year period from the date of grant, subject to the executive’s continued employment. RSUs vest ratably on each of the first three anniversaries of the date of grant, subject to the executive’s continued employment, and will settle in shares of common stock on a one-for-one basis.
The table below reflects the 2024 long-term equity-based awards award target-level values as approved by the Compensation Committee.

NEO	Performance Stock Unit (PSU) Target Grant Value $ 50% (3-year performance achievement)	Restricted Stock Unit (RSU) Target Grant Value $ 50%	Total Target Grant Value $
Ms. Hook	$500,000	$500,000	$1,000,000
Ms. Waite	225,000	225,000	450,000
Ms. Kaiser	225,000	225,000	450,000
Mr. Ellis	225,000	225,000	450,000
Mr. Pratt	312,500	312,500	625,000

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CEO Equity
In connection with the Company’s adoption of the new long-term incentive program in 2025, the Chief Executive Officer was granted an equity award consisting of 50% NQSOs and 50% PSUs. The NQSOs are subject to a four-year cliff vesting schedule, reinforcing long-term value creation. This balanced mix of equity vehicles is designed to drive sustained performance, incentivize the CEO to deliver long-term results, and retain top leadership during a critical phase of growth. The Compensation Committee believes this structure provides a strong link between pay and performance, while promoting accountability and shareholder value creation.
The table below reflects the CEO 2024 long-term equity-based award target-level values approved by the Compensation Committee.

NEO	Performance Stock Unit (PSU) Target Grant Value $ 50% (3-year performance achievement)	Options Target Grant Value $ 50% (4-year cliff vest)(1)	Target $
Mr. Osanloo	$2,000,000	$2,000,000	$4,000,000
(1)The NQSOs vest on the fourth anniversary of the award and are exercisable within a 10-year period from the date of grant, subject to the executive’s continued employment.

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Proposal 2 Advisory Vote on Executive Compensation
Timing of Equity Grants
All equity grants made to Executive Officers must be approved by the Compensation Committee. The Compensation Committee does not currently take material non-public information into account when determining the timing of equity grants, and the Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board compensation. During Fiscal Year 2024, the Company did not grant stock options (or similar awards) to any NEO during any period beginning four (4) business days before and ending one (1) day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

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Peer Group
Our 2023 peer group included Bloomin’ Brands, Brinker International, Texas Roadhouse, Grocery Outlet Holding Corp., Five Below, National Vision Holdings, Driven Brands Holdings, The RealReal Inc., Fiesta Restaurant Group, Drive Shack Inc. and Carrols, each of which were removed from our 2024 peer group due to size and ability to benchmark. We added Cracker Barrel, The Cheesecake Factory, The Wendy’s Company, Papa John’s, Jack in the Box, Dutch Bros Inc, First Watch Restaurant Group, Dine Brands Global, CAVA Group, Sweetgreen, Potbelly Corporation, El Pollo Loco Holdings, Denny’s Corporation, and Chuy’s Holdings, each of which were recommended by the Company’s independent compensation consultant as relevant business comparators reflecting a cross section of quick service, fast casual and casual dining restaurants that are reflective of the marketplace for executive talent for Portillo’s. During the peer group selection process, the Compensation Committee considered each proposed peer’s industry, business profile and relative size. The Compensation Committee assessed the Company's standing relative to the peer group based on earnings, revenue, and market capitalization. The peer group for Fiscal Year 2024 was comprised of the following companies:

•Cracker Barrel Old Country Store, Inc
•The Cheesecake Factory, Inc.
•The Wendy’s Company
•Papa John’s International, Inc.
•Dutch Bros Inc.
•First Watch Restaurant Group, Inc.
•Dine Brands Global, Inc.
•Krispy Kreme
•Potbelly Corporation •Dave & Buster’s Entertainment, Inc. •BJ’s Restaurants, Inc. •Shake Shack Inc. •Cava Group, Inc. •Sweetgreen, Inc. •Wingstop Inc.
Executive Employment Arrangements
The Company does not routinely enter into employment agreements with its Executive Officers; however, the Company has certain legacy agreements from our pre-IPO period with Mr. Osanloo. The following is a summary of the material terms of the employment arrangements that we have with Mr. Osanloo, Ms. Hook, Ms. Waite, Ms. Kaiser, and Mr. Ellis.
Michael Osanloo
The Company entered into an employment agreement with Michael Osanloo (the “Osanloo Employment Agreement”) on August 3, 2018. The Osanloo Employment Agreement provided for a 3-year initial term and currently renews annually. The Osanloo Employment Agreement originally provided for a base salary of $750,000 and annual incentive cash compensation with an annual target equal to 100% of base salary, up to a maximum of 150% (subsequently increased to 200%) of base salary, a signing bonus of $200,000 which was paid within 30 days of Mr. Osanloo’s start date and an award of 15,000,000 options granted under the 2014 Plan, split equally between options that are subject to time-vesting and time-vesting and performance-vesting (which was later adjusted based on the Company’s pre-IPO reverse stock split). Mr. Osanloo was also provided the opportunity to invest up to $1,500,000 for the purchase of LLC Units of the Company, at the then fair market value. In the event of termination by the Company without cause, by Mr. Osanloo for good reason or upon the Company’s non-renewal of the term, Mr. Osanloo is entitled to: (i) base salary continuation for 18 months, (ii) pro-rata annual cash bonus based on actual performance for the year of termination, and (iii) payment of COBRA premiums for a period of 18 months. In the event of termination due to death or disability, Mr. Osanloo or his legal representatives will be entitled to: (i) earned but unpaid salary and annual bonus (if any), (ii) pro-rata bonus annual cash bonus based on actual performance for the year of termination, (iii) reimbursement of expenses, and (iv) any other accrued benefits under the Company’s benefit plans and policies.
Michelle Hook
The Company entered into an offer letter with Ms. Hook (the “Hook Offer Letter”) on November 16, 2020, which provides for at-will employment. The Hook Offer Letter originally provided for a base salary of $350,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary commencing in 2021. The Hook Offer Letter further provides that Ms. Hook is eligible to participate in the Company’s incentive equity plan. Pursuant to the Hook Offer Letter, Ms. Hook received a sign-on bonus of $115,000, which was subject to full or partial repayment upon certain terminations of employment prior to the second anniversary of the employment start date.

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Jill Waite
The Company entered into an offer letter with Ms. Waite (the “Waite Offer Letter”) on May 22, 2019, which provides for at-will employment. The Waite Offer Letter originally provided for a base salary of $360,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary, which was pro-rated for Fiscal Year 2019. The Waite Offer Letter further provides that Ms. Waite is eligible to participate in the Company’s incentive equity plan and received a grant of 1.65 million options (which was later adjusted based on the Company’s pre-IPO reverse stock split). She also received a sign-on bonus of $75,000, which was subject to full or partial repayment upon certain terminations of employment prior to the second anniversary of the employment start date.
Kelly Kaiser
The Company entered into an offer letter with Ms. Kaiser (the “Kaiser Offer Letter”) on July 10, 2023, which provides for at-will employment. The Kaiser Offer Letter originally provided for a base salary of $375,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary, which was pro-rated for Fiscal Year 2023. The Kaiser Offer Letter further provides that Ms. Kaiser is eligible to participate in the Company’s incentive equity plan and received a stock option grant valued at $120,000 and restricted stock units valued at $80,000.
Mike Ellis
The Company entered into an offer letter with Mr. Ellis (the “Ellis Offer Letter”) on August 2, 2022, which provides for at-will employment. The Ellis Offer Letter originally provided for a base salary of $325,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary, which was pro-rated for Fiscal Year 2022. The Ellis Offer Letter further provides that Ms. Ellis is eligible to participate in the Company’s incentive equity plan and received a stock option grant valued at $540,000 and restricted stock units valued at $85,000.
Derrick Pratt
The Company entered into an offer letter with Mr. Pratt (the “Pratt Offer Letter”) on August 10, 2020, which provides for at-will employment. The Pratt Offer Letter originally provided for a base salary of $400,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary commencing in 2021. The Pratt Offer Letter further provides that Mr. Pratt is eligible to participate in the Company’s incentive equity plan. Pursuant to the Pratt Offer Letter, Mr. Pratt received a sign-on bonus of $85,000 and a retention bonus of $150,000, both of which were subject to full or partial repayment upon certain terminations of employment prior to the second anniversary of the employment start date.
Other Benefits
Personal Financial Management
Certain management Team Members of the Company have access to Ayco Personal Financial Management to provide certain investment advice and services as well as tax return preparation. In Fiscal Year 2024, Mr. Osanloo, Ms. Hook and Ms. Waite took advantage of the personal financial management perquisite.
Employee Stock Purchase Plan
The Company maintains the Employee Stock Purchase Plan (the “ESPP”), adopted in June 2022, to provide Team Members, including our NEOs, with an opportunity to purchase shares of the Company’s common stock through payroll deductions at not less than 85% of the market price on the purchase date, subject to Company discretion.
The ESPP is a non-qualified plan under Section 423 of the Internal Revenue Code. The Compensation Committee believes the ESPP is an attractive benefit that assists the Company in retaining key Team Members, securing new qualified Team Members and providing incentives for Team Members to work towards achieving the Company’s key objectives because it gives Team Members access to the Company’s equity at a discounted price. In Fiscal Year 2024, Mr. Osanloo, Ms. Hook, Ms. Waite, Mr. Ellis and Mr. Pratt participated in the ESPP.

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401(k) Plan
Our NEOs participate in the same 401(k) retirement plan as the rest of our Team Members.
Other Benefits and Perquisites
Our NEOs participate in the same medical benefit plans generally available to our management Team Members. These benefit plans include health insurance, dental and vision coverage, life insurance and disability coverage. The NEOs receive the same coverage as the rest of our management Team Members, as well as full coverage of the premium-equivalent. The NEOs also may elect to participate in our medical and dependent care flexible spending plan, on the same terms and conditions as other Team Members.
In 2024, we also provided for limited perquisites such as automobiles to the extent that an executive’s job requires the use of a vehicle, and a stipend for cell phone usage; however, the Company terminated the automobile program in December of 2024. In addition, we make available to our Team Members, including the NEOs, the ability to dine at our restaurants a limited number of times each year for free or at a discount.
Additional Compensation Practices
Share Ownership Guidelines
The Compensation Committee has instituted share ownership guidelines to foster alignment between the interests of our Executive Officers, members of management, and shareholders, promoting behaviors that positively impact share price appreciation and total shareholder return. These guidelines stipulate that our NEOs are expected to retain a specified number of shares, valued at multiples of their annual salary based on their respective positions for the duration of the officer's tenure.
The Company adopted the following share ownership guidelines in April 2022 for its Directors and members of management:

Position	Ownership Requirement
Chief Executive Officer	5x annual base salary
Other C-Suite Officers	3x annual base salary
Senior Vice Presidents	2x annual base salary
Non-employee Directors	4x annual cash Board retainer
Shares counted toward the ownership requirement include (i) shares owned directly by the individual, which directly or indirectly (including Class B shares and shares held in an individual retirement account or trust if the individual is the beneficiary or trustee); options and restricted stock units granted under any Company-sponsored plan, whether vested or unvested; and deferred stock or equivalent stock unit awards under any Company-sponsored plan.
Compliance with the guidelines is assessed multiple times a year using the average closing price for the prior 90 trading days. Each Director and member of management has a five-year grace period to achieve compliance with the guidelines, which period commenced on October 21, 2021 for any officer or Director in role at that time or on the date of hire or promotion for any member of management or Director who joined subsequently. In the event that a Director or member of management does not satisfy the ownership guidelines, they would be restricted from selling or transferring stock until such time as they satisfied the guidelines. In limited hardship circumstances, an alternative ownership requirement may be temporarily adopted.
As of the end of Fiscal Year 2024, all members of management and Directors had satisfied the ownership requirements or were on track to achieve the ownership requirements within the 5-year time period.
Hedging & Pledging
Under our Insider Trading Compliance Policy, our Directors, officers and Team Members are not permitted to engage in hedging or similar transactions (including but not limited to prepaid variable forwards, equity swaps, collars and exchange funds). The General Counsel may approve entry into such transactions following a review of the proposed transaction and the justification for it. Additionally, such persons also may not pledge Company securities, including as collateral for a margin loan. For disclosure about our Insider Trading Compliance Policy and a full copy of the policy available as an exhibit, please see the Company's Form 10-K filed on February 25, 2025.

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Clawback Policies
In October 2023, the Company adopted an Incentive-Based Compensation Recovery Policy, which allows the Company to recover erroneously awarded compensation from Executive Officers in compliance with the requirements of Listing Rule 5608 of the Nasdaq Stock Market LLC and related SEC regulations. The full copy is available as an exhibit to the Company’s 2024 Form 10-K filed on February 25, 2025. As of April 28, 2025, the Company has had no cause to apply the policy and there are no amounts outstanding.
The Company also has certain clawback rights built into its employment agreements with Mr. Osanloo and in its 2021 Equity Incentive Plan and related agreements.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis provided above. Based on its review and discussions, the Compensation Committee recommends to the Board that the Compensation & Discussion Analysis be included in this Proxy Statement.
Compensation Committee:
G.J. Hart, Chair
Michael A. Miles, Jr.
Joshua A. Lutzker

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Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain information regarding the total compensation awarded to, earned by or paid to our Named Executive Officers:

Name and principal position	Year	Salary ($)	Stock awards ($)(1)	Option awards ($)(2)	Nonequity incentive plan compensation ($)(3)	All other compensation ($)(7)	Total ($)
Michael Osanloo, President and Chief Executive Officer	2024	$929,752	$2,000,000	$2,000,000	$857,844	$83,811	5,871,407
	2023	898,636	—	—	1,090,350	58,194	2,047,180
	2022	821,398	413,746	—	—	53,704	1,288,848
Michelle Hook, Chief Financial Officer and Treasurer	2024	466,547	1,000,000	—	247,940	47,146	1,761,633
	2023	452,729	—	—	437,732	49,786	940,247
	2022	438,740	110,497	—	—	42,505	591,742
Jill Waite, Chief People Officer(4)	2024	417,513	450,000	—	177,795	91,631	1,136,939
	2023	401,906	—	—	259,062	54,374	715,342
Kelly Kaiser, General Counsel and Secretary(5)	2024	379,123	450,000	—	160,740	4,736	994,599
Mike Ellis, Chief Development Officer(5)	2024	336,337	450,000	—	116,187	17,726	920,250
Derrick Pratt, Former Chief Operating Officer(6)	2024	236,229	625,000	175,210	94,640	256,322	1,387,401
	2023	462,092	—	—	446,785	34,924	943,801
	2022	448,620	112,784	—	—	28,934	590,338
(1)Amounts under “Stock Awards” represent the grant date fair value under FASB Topic 718 of the 2024 grant of (i) performance share units (PSUs), based on the probable achievement as of the date of grant, and (ii) restricted stock units (RSUs). The 2022 amounts reported represent restricted stock awards (RSAs) granted on December 23, 2022 to Executive Officers in recognition of their work and accomplishments in 2022. See descriptions under “Long-Term Equity Incentive” in the CD&A. See Note 13 to our audited consolidated financial statements for the year ended December 29, 2024, which are included in our Annual Report on Form 10-K filed with the SEC on February 25, 2025 for descriptions of the methodologies and assumptions we use to value stock awards and the manner in which we recognize the related expense pursuant to FASB ASC Topic 718. The fair values were computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures.
(2)Amounts under “Option Awards” represent the grant date fair value under FASB Topic 718 of the 2024 grant of non--qualified stock options (NQSOs). See Note 13 to our audited consolidated financial statements for the year ended December 29, 2024 for descriptions of the methodologies and assumptions we use to value NQSO awards and the manner in which we recognize the related expense pursuant to FASB ASC Topic 718. For Mr. Pratt, the 2024 amounts reported reflect incremental fair value of the option awards that were modified and remain outstanding in connection with Mr. Pratt’s departure from the Company. The fair values were computed in accordance with ASC Topic 718, excluding the effect of forfeitures.
(3)Represents performance-based amounts earned in Fiscal Year 2024 and Fiscal Year 2023 described under “2024 Short-term Incentives” in the CD&A.
(4)Ms. Waite was not a NEO in 2022.
(5)Ms. Kaiser and Mr. Ellis were not NEOs in 2022 or 2023.
(6)Mr. Pratt ceased to be an Executive Officer of the Company as of June 30, 2024.
(7)Payments to our NEOs included in the “All other compensation” column include the following:

Name	Year	Severance ($)	Commuter benefits ($)	Cellphone stipend ($)	Employee Share Purchase Plan ($)	Health Insurance ($)	Personal Financial Management ($)	401(k) match ($)	Total ($)
Michael Osanloo	2024	$—	$36,937	$780	$2,778	$26,878	$13,938	$2,500	$83,811
Michelle Hook	2024	—	—	780	2,972	29,456	13,938	—	47,146
Jill Waite	2024	—	45,654	780	1,500	32,259	10,438	1,000	91,631
Kelly Kaiser	2024	—	—	780	—	1,456	—	2,500	4,736
Mike Ellis	2024	—	—	780	376	15,570	—	1,000	17,726
Derrick Pratt	2024	242,989	—	360	2,274	10,699	—	—	256,322

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Grants of Plan-Based Awards

			Potential Future Payouts under Non-Equity Incentive Plan Awards			Potential Future Payouts under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#s)(3)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value and Option Awards ($)(4)
NEO	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Osanloo	STI		$608,400	$1,216,800	$2,433,600
	NQSO	5/2/2024								311,041	$11.94	$2,000,000
	PSU	5/2/2024				—	167,504	335,008				2,000,000
Ms. Hook	STI		175,844	351,689	703,377
	RSU	5/2/2024							41,876			500,000
	PSU	5/2/2024				—	41,876	83,752				500,000
Ms. Waite	STI		126,096	252,191	504,383
	RSU	5/2/2024							18,844			225,000
	PSU	5/2/2024				—	18,844	37,688				225,000
Ms. Kaiser	STI		114,000	228,000	456,000
	RSU	5/2/2024							18,844			225,000
	PSU	5/2/2024				—	18,844	37,688				225,000
Mr. Ellis	STI		101,429	202,859	405,718
	RSU	5/2/2024							18,844			225,000
	PSU	5/2/2024				—	18,844	37,688				225,000
Mr. Pratt(5)	STI		89,495	178,989	357,978
	RSU	5/2/2024							26,172			312,500
	PSU	5/2/2024				—	26,172	52,344				312,500
(1)Represents PSUs granted under the 2021 Plan.
(2)Represents RSUs granted under the 2021 Plan.
(3)Represents NQSOs granted under the 2021 Plan.
(4)Amounts represent the grant date fair value determined in accordance with ASC Topic 718. For stock awards, the grant date fair value is based on the closing market price of our Class A Common Stock on the grant date. See Note 13 to our audited consolidated financial statements for the year ended December 29, 2024, which are included in our Annual Report on Form 10-K filed with the SEC on February 25, 2025 for descriptions of the methodologies and assumptions we use to value stock awards and the manner in which we recognize the related expense pursuant to FASB ASC Topic 718.
(5)Mr. Pratt ceased to be an Executive Officer of the Company as of June 30, 2024.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 29, 2024:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Michael Osanloo	10/1/2018	2,027,910	—	—	$5.11	10/1/2028	—	$—	—	$—
	10/21/2021	—	—	642,216	20.00	10/21/2031	—	—	—	—
	5/2/2024	—	311,042	—	11.94	5/2/2034	—	—	167,504	1,504,186
Michelle Hook	3/2/2021	97,339	24,335	—	5.77	3/2/2031	—	—	—	—
	10/21/2021	—	—	175,901	20.00	10/21/2031	—	—	—	—
	5/2/2024	—	—	—	—	—	41,876	376,046	41,876	376,046
Jill Waite	8/7/2019	178,456	—	—	4.30	8/7/2029	—	—	—	—
	10/21/2021	—	—	61,741	20.00	10/21/2031	—	—	—	—
	5/2/2024	—	—	—	—	—	18,844	169,219	18,844	169,219
Kelly Kaiser	9/5/2023	—	—	34,782	17.86	9/5/2033	2,986	26,814	—	—
	5/2/2024	—	—	—	—	—	18,844	169,219	18,844	169,219
Mike Ellis	8/29/2022	—	—	45,396	22.19	8/29/2032	4,657	41,820
	5/2/2024	—	—	—	—	—	18,844	169,219	18,844	169,219
Derrick Pratt (6)	9/14/2020	97,339	—	—	4.37	9/14/2030	—	—	—	—
(1)Represents NQSOs awarded in 2024 for Mr. Osanloo and unvested stock options issued prior to the IPO for Ms. Hook.
(2)Represents unvested performance-based stock options outstanding awarded in connection with the IPO, subject to stock performance conditions as of Fiscal Year 2024. See “Long Term Executive Incentive” in the CD&A.
(3)Represents unvested RSUs. See description under “Long-Term Equity Incentive” in the CD&A.
(4)Value calculated based on $8.98, the closing stock price on December 27, 2024, the last trading day of Fiscal Year 2024.
(5)Represents unvested PSUs. See description under “Long-Term Equity Incentive” in the CD&A.
(6)Reflects option awards that remain outstanding in connection with Mr. Pratt’s separation.
Options Exercised and Stock Vested
The following table sets forth information with respect to the exercise of stock options by our NEOs during fiscal 2024 and the vesting of the RSUs held by the NEOs during fiscal 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael Osanloo	—	—	65,634	$825,019
Michelle Hook	—	—	25,000	314,250
Jill Waite	—	—	7,300	91,761
Kelly Kaiser	—	—	1,493	17,841
Mike Ellis	—	—	4,657	57,141
Derrick Pratt	—	—	20,834	202,506

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Non-Qualified Deferred Compensation
No NEOs participated in the Company’s non-qualified deferred compensation as of December 29, 2024.
Potential Payments Upon Termination
Senior Executive Severance Plan
Portillo’s Inc. Senior Executive Severance Plan (the “Senior Executive Severance Plan"), applicable to employees at the level of senior vice president and above (other than Mr. Osanloo, whose severance is covered by his employment agreement), provides for certain payments to our NEOs in connection with their termination from the Company under certain circumstances. With respect to each of the Company’s NEOs, the Senior Executive Severance Plan provides severance upon a termination of employment by the Company without cause or a resignation of employment by the employee for good reason, in each case, that occurs upon or within 24 months following a change in control equal to 2.0x (3.0x in the case of the CEO) the sum of the employee’s annual base salary and target annual bonus, as well as a pro-rated target annual bonus for the year of termination, the prior year bonus to the extent unpaid, outplacement assistance, and subsidized COBRA during the severance period. Upon a termination of employment by the Company without cause prior to a change in control or following the change in control protection period, each NEO receives 1.0x (1.5x in the case of the CEO, to the extent applicable) the employee’s annual base salary, as well as a pro-rated annual bonus for the year of termination based on actual period, the prior year bonus to the extent unpaid, outplacement assistance, and subsidized COBRA during the severance period.
Quantification of Payments Upon Termination of Change of Control
The following table presents the amount of compensation payable to each of our NEOs as if the triggering termination event had occurred on the last day of our most recently completed fiscal year, December 29, 2024. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment and may vary from those listed below. The table does not include amounts that we would need to pay regardless of the occurrence of the indicated triggering event, such as accumulated balances in retirement plans.

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Name	Termination Without Cause or by Executive for Good Reason ($)	Change in Control (Double Trigger)(1) ($)	Death or Disability ($)
Michael Osanloo
Severance	$1,404,000	$2,808,000	$—
Short-term incentive(2)	857,844	2,573,532	857,844
Equity Awards(3)	3,386,292	7,273,980	4,389,083
Health Benefits	33,423	33,423	—
Other Benefits(4)	—	25,000	—
Michelle Hook
Severance	468,918	937,836	—
Short-term incentive(2)	247,940	495,881	—
Equity Awards(3)	1,040,493	2,456,517	1,291,191
Health Benefits	29,929	29,929	—
Other Benefits(4)	—	25,000	—
Jill Waite
Severance	420,319	840,638	—
Short-term incentive(2)	177,795	355,590	—
Equity Awards(3)	390,031	892,875	502,844
Health Benefits	32,892	32,892	—
Other Benefits(4)	—	25,000	—
Kelly Kaiser
Severance	380,000	760,000	—
Short-term incentive(2)	160,740	321,480	—
Equity Awards(3)	282,391	677,595	395,204
Health Benefits	—	—	—
Other Benefits(4)	—	25,000	—
Mike Ellis
Severance	338,098	676,195	—
Short-term incentive(2)	116,187	232,374	—
Equity Awards(3)	358,461	787,914	471,273
Health Benefits	19,901	19,901	—
Other Benefits(4)	—	25,000	—
(1)In the event of Change of Control (as defined in the 2021 Equity Incentive Plan (“Plan”)), upon (a) termination of service by (i) executive for Good Reason, (ii) Company without Cause, or (iii) due to executive’s death or Disability; or (b) failure of the surviving entity to assume, continue or substitute the applicable award, all unvested equity will vest as of the termination or change in control date, respectively. (Capitalized terms are as defined in the Plan and form of award agreements previously filed with the SEC.)
(2)The executive earned a payout under the Short-Term Incentive plan equal to the actual payout amount for 2024, since the executive was employed by the Company through the end of the year.
(3)The Equity Awards amounts reflect the awards included in the Outstanding Equity Awards at Fiscal Year End table. Equity values are determined based on the closing price of our Class A common stock on December 27, 2024 of $8.98. For purposes of this table, all PSUs and performance based option values are based on target-level achievement. For NQSOs, the fair values were computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures.
(4)Represents outplacement services which services shall extend for up to 12 months from the Change in Control, up to a maximum value of $25,000.

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CEO Pay Ratio
Pursuant to Regulation S-K and the Dodd-Frank Act, we are disclosing the following information about the relationship between the total annual compensation of our median Team Member and the total annual compensation of our CEO. We believe that this calculation is compliant with Item 402(u) of Regulation S-K.
We identified the median employee by examining the total earnings for the 2024 Fiscal Year for all Team Members employed by us on October 1, 2024, excluding the CEO, whether employed on a full-time, part-time, seasonable or temporary basis, with the following methodology and assumptions:
•As of October 1, 2024, our Team Members consisted of 8,206 individuals, 100% of whom were located in the United States.
•With respect to Team Members who were employed less than a full year, we assumed in the calculation that they had worked the full 12-month period.
•Of all possible median Team Members, we selected a Team Member who did not have atypical elements (such as disability pay or special earnings while on leave).
We calculated the total annual compensation for our median Team Member using the same methodology used with our NEOs as set forth in the Summary Compensation Table. The total annual compensation for our median Team Member for 2024 was $18,941. As disclosed in the Summary Compensation Table, our CEO’s total annual compensation for 2024 was $5,871,407. Based on these calculations, our estimate for the ratio of total annual compensation of our CEO to the median of all other Team Members was 310:1.

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Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain Company financial performance indicators. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s executive compensation aligns with the Company’s performance, refer to “Compensation Discussion & Analysis.” The Compensation Committee did not consider the Compensation Actually Paid (“CAP”) measure below in making its compensation decisions for any of the years shown below. The non-GAAP reconciliations for adjusted EBITDA are provided in Annex I.

Year(1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3)	Average Compensation Actually Paid to Non-PEOs Named Executive Officers ($)(4)	Value of initial fixed $100 investment based on:		Net Income (Loss) ($ in thousands)	Adjusted EBITDA ($ in thousands)(6)
					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(5)

2024	$5,871,407	$3,640,156	$1,240,165	$647,100	$30.86	$100.21	$35,076	$104,760
2023	2,047,180	(2,495,215)	811,553	109,240	54.74	84.48	24,818	102,282
2022	1,288,848	(27,590,871)	600,948	(3,550,698)	59.07	71.31	17,157	84,955
2021	31,244,207	49,575,563	5,753,329	6,805,064	131.75	89.79	(13,416)	98,497
(1)Michael Osanloo was our principal executive officer for all years shown. The individuals comprising the Non-PEO NEOs for each year presented are:
2024: Michelle Hook, Jill Waite, Kelly Kaiser, Mike Ellis and Derrick Pratt. Mr. Pratt ceased to be an Executive Officer as of June 30, 2024
2023: Michelle Hook, Derrick Pratt, Jill Waite and Susan Shelton. Ms. Shelton ceased to be an Executive Officer as of February 8, 2024.
2022: Michelle Hook, Derrick Pratt and Sherri Abruscato. Ms. Abruscato ceased to be an Executive Officer as of October 31, 2022.
2021: Sherri Abruscato and Michelle Hook.
(2)Item 402 requires certain adjustments to be made to the Summary Compensation Table totals to determine CAP for reporting in the Pay versus Performance Table. CAP is a value calculated under Item 402, but does not necessarily represent cash and/or equity transferred to the NEO without restriction. As required by Item 402, the following table details adjustments made to Summary Compensation Table total compensation values to arrive at CAP values (Note that NEOs do not participate in a defined benefit plan so there are no adjustments for pension benefits, and similarly, there are no adjustments made for dividends):
PEO - Compensation Actually Paid

Year	Summary Compensation Table Total ($)	Grant Date Fair Value of Equity Awards Granted During Applicable Year ($)	Year-End Fair Value of Equity Awards Granted During Applicable Year ($)(7)	Change in Fair Value as of Year- End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Fair Value as of the Vesting Date of Any Equity Awards Granted During Applicable Year that Vested During Applicable Year ($)	Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year ($)	Fair Value at the End of the Prior Year for Prior Year Awards Forfeited During Applicable Year ($)	Total Equity Value Reflected in Compensation Actually Paid ($)
2024	$5,871,407	$(4,000,000)	$2,785,679	$(530,950)	$—	$(220,530)	$(265,450)	$3,640,156
2023	2,047,180	—	—	(3,679,281)	—	(863,114)	—	(2,495,215)
2022	1,288,848	(413,746)	—	(20,471,998)	413,746	(8,407,721)	—	(27,590,871)
2021	31,244,207	(27,666,075)	27,740,157	5,601,087	9,855,643	2,800,544	—	49,575,563
(3)The individuals comprising the Non-PEO NEOs for each year presented are:
2024: Michelle Hook, Jill Waite, Kelly Kaiser, Mike Ellis and Derrick Pratt. Mr. Pratt ceased to be an Executive Officer as of June 30, 2024,
2023: Michelle Hook, Derrick Pratt, Jill Waite and Susan Shelton. Ms. Shelton ceased to be an Executive Officer as of February 8, 2024.
2022: Michelle Hook, Derrick Pratt and Sherri Abruscato. Ms. Abruscato ceased to be an Executive Officer as of October 31, 2022.
2021: Sherri Abruscato and Michelle Hook.

72

Proposal 2 Advisory Vote on Executive Compensation
(4)Average non-PEO NEO Compensation Actually Paid

Year	Summary Compensation Table Total ($)	Grant Date Fair Value of Equity Awards Granted During Applicable Year ($)	Year-End Fair Value of Equity Awards Granted During Applicable Year ($)(7)	Change in Fair Value as of Year- End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Fair Value as of the Vesting Date of Any Equity Awards Granted During Applicable Year that Vested During Applicable Year ($)	Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year ($)	Fair Value at the End of the Prior Year for Prior Year Awards Forfeited During Applicable Year ($)	Total Equity Value Reflected in Compensation Actually Paid ($)
2024	$1,240,165	$(595,000)	$353,482	$(96,149)	$—	$(123,643)	$(131,754)	$647,100
2023	811,553	—	—	(702,931)	—	618	—	109,240
2022	600,948	(138,459)	—	(3,355,857)	107,060	(501,815)	(262,575)	(3,550,698)
2021	5,753,329	(4,814,531)	5,468,876	—	397,391	—	—	6,805,064
(5)For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of Portillo’s through the applicable fiscal year, assuming $100 was invested on October 21, 2021. For the relevant fiscal year, represents cumulative TSR of the S&P 600 Restaurants Index through the applicable fiscal year, assuming $100 was invested October 21, 2021 and dividends were reinvested..
(6)The Company defines Adjusted EBITDA as net income (loss) before depreciation and amortization, interest expense, interest income, and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance, including equity-based compensation expense, deferred lease costs, loss on disposal of assets and impairment charges, ERP and human capital management (“HCM”) implementation costs, certain non-recurring charges and Tax Receivable Agreement liability adjustments.
(7)For purposes of this table, all PSUs are based on target-level achievement.

2025 Proxy Statement	73

Proposal 2 Advisory Vote on Executive Compensation
Relationship Between Pay and Performance
Compensation Actually Paid versus Company Performance. The charts below show, for the past three fiscal years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the CEO and other NEO CAP and (i) the Company’s TSR; (ii) the Company’s net income; and (iii) the Company’s Adjusted EBITDA.
Compensation Actually Paid vs. TSR (Company TSR & Peer Group TSR)

¢	PEO CAP	PTLO TSR	¢	NEO Avg CAP	S&P 600 Restaurants Index
Compensation Actually Paid vs. Net Income

¢	PEO CAP	¢	NEO Avg CAP	Net Income

74

Proposal 2 Advisory Vote on Executive Compensation
Compensation Actually Paid vs. Adjusted EBITDA

¢	PEO CAP	¢	NEO Avg CAP	Adjusted EBITDA

Other Key Company Measures
Restaurant Unit Growth
Revenue
Same Restaurant Sales Growth
Restaurant-level Adjusted EBITDA

2025 Proxy Statement	75

Proposal 3	Ratification of the Independent Registered Public Accounting Firm

Deloitte & Touche LLP has been appointed by the Audit Committee, which is composed entirely of independent Directors, to be our independent registered public accounting firm for the fiscal year ending December 28, 2025. Deloitte & Touche LLP was our independent registered public accounting firm for Fiscal Year 2024. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and to have an opportunity to make a statement if they desire to do so. The Deloitte & Touche LLP representative is also expected to be available to respond to appropriate questions at the meeting.
The Audit Committee has the sole authority to appoint, subject to shareholder ratification, or replace the independent registered public accounting firm, which reports directly to the Audit Committee, and is directly responsible for the compensation and oversight of the independent registered public accounting firm. The Audit Committee considered several factors when deciding whether to re-engage Deloitte & Touche LLP, including the firm’s professional qualifications and experience and its performance during the prior year. The Audit Committee determined that appointing Deloitte to serve as the Company’s independent registered public accounting firm was in the best interest of the Company and its shareholders and appointed Deloitte and Touche LLP as our independent auditor for the fiscal year ending December 28, 2025.
Oversight of Independent Registered Public Accounting Firm
In the Audit Committee’s oversight of the independent registered public accounting firm and its determination of whether to reappoint the independent registered public accounting firm, our Audit Committee:
•Conducts an annual assessment of the independent registered public accounting firm’s performance, qualifications and independence, taking into account the opinions of management and the internal auditor;
•Reviews, in advance, all non-audit services provided by the independent registered public accounting firm, specifically with regard to the effect on the firm’s independence;
•Considers the independent registered public accounting firm’s familiarity with our operations, businesses, accounting policies and practices and internal control over financial reporting;
•Conducts regular executive sessions with the independent registered public accounting firm;
•Conducts private and individual executive sessions with the Chief Executive Officer, Chief Financial Officer, and General Counsel at each in-person Committee meeting;
•Reviews candidates for the lead engagement partner in conjunction with the mandated rotation of the public accountant’s lead engagement partner;
•Reviews recent reports from the Public Company Accounting Oversight Board and other professional or governmental authorities on the independent registered public accounting firm; and
•Obtains and reviews a report from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and our Company annually to assess the independence of the independent registered public accounting firm.

76

Proposal 3 Ratification of the Independent Registered Public Accounting Firm
Voting Requirement
Although shareholder ratification is not required, the Audit Committee and the Board value the opinion of shareholders. The affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 shall be deemed to approve of this proposal. Abstentions and broker non-votes will be counted as votes “AGAINST” this proposal. If the shareholders do not ratify the appointment, the Audit Committee may reconsider the appointment of Deloitte, for 2025 or in future years. Even if shareholders do ratify the appointment, it is possible that the Audit Committee may change the appointed independent registered public accounting firm if the Committee determines that that is in the best interests of the Company and its shareholders.
Recommendation of the Board of Directors

The Board recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as Portillo’s inc. independent registered public accounting firm.
Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees billed to the Company for the fiscal years ended December 29, 2024 and December 31, 2023 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their related entities (collectively, “Deloitte Entities”) were approximately (in thousands):

	December 29, 2024	December 31, 2023
Audit fees(1)	$1,707	$1,792
Tax fees(2)	668	917
All other fees(3)	2	2
Total	$2,377	$2,711
(1)These are fees for professional services performed by Deloitte Entities for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)These are fees for professional services performed by Deloitte Entities with respect to tax compliance, tax advice and tax planning. Fees incurred principally relate to review of tax returns, preparation of tax returns or supporting documentation and consultation with regard to various tax planning issues.
(3)These are fees related to accounting research database subscription services.
All such services and fees provided by our independent registered public accounting firm during Fiscal Year 2024 and Fiscal Year 2023 were pre-approved by the Audit Committee.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s charter provides that the Audit Committee, or the Chair of the Audit Committee, must pre-approve any audit or non-audit service provided to us by Deloitte, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. All such services and fees provided by our independent registered public accounting firm during Fiscal Year 2024 and Fiscal Year 2023 were pre-approved by the Audit Committee.

2025 Proxy Statement	77

Proposal 3 Ratification of the Independent Registered Public Accounting Firm
Audit Committee Report
The Audit Committee is governed by a written charter, which may be found in the “Governance” section of Portillo’s website located at https://investors.portillos.com/corporate-governance/governance-overview. The charter was adopted by the Company’s Board of Directors and is reviewed annually by the Audit Committee.
The Audit Committee is currently composed of four Directors, all of whom meet the criteria for independence under the applicable NASDAQ and SEC rules and the Sarbanes-Oxley Act. The current members of the Audit Committee are Ms. Bordelon, Mr. Glass, Ms. Dodson and Mr. Hartung. Ms. Bordelon currently serves as the Chairperson of the Committee. The Board evaluated the credentials of Ms. Bordelon, Mr. Glass and Mr. Hartung and designated them as “audit committee financial experts” under applicable SEC rules.
The Audit Committee is responsible for overseeing the quality and integrity of the Company’s accounting, auditing, financial reporting and internal control practices, as well as the Company’s risk assessment and management practices including, but not limited to, the Company’s fraud risk assessment practices, cybersecurity and other information technology risks. The Audit Committee is responsible for, in addition to other activities, the appointment, retention and compensation of the Company’s independent registered public accounting firm. The Audit Committee has a written policy with respect to the pre-approval of non-audit services.
Management has the primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures in accordance with generally accepted accounting principles in the United States (GAAP).
Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee (i) reviewed and discussed with management the Company’s audited consolidated financial statements as of December 29, 2024 and for the year then ended; (ii) discussed with Deloitte the matters required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communication with Audit Committees, and matters required by applicable requirements of the PCAOB and SEC; (iii) received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee regarding independence and discussed with Deloitte their independence; and (iv) considered whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining Deloitte’s independence.
The Audit Committee met eight times during Fiscal Year 2024, which consisted of four regular meetings of the Committee and four meetings relating to the Committee’s review of the Company’s quarterly earnings release and filings with the SEC. The Audit Committee also met in separate executive sessions with Deloitte, the Chief Financial Officer and other members of management as needed.
Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements for the fiscal year ended December 29, 2024 be included in the Annual Report on Form 10-K.
Audit Committee:
Ann Bordelon, Chairperson
Noah Glass
Paulette Dodson
Jack Hartung
The Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference.

78

Proposal 4	Shareholder Proposal to Adopt a Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold (if properly presented)

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which the Company and the Board accept no responsibility. The shareholder proposal is required to be voted on at our 2025 Annual Meeting only if properly presented at our 2025 Annual Meeting.
The Accountability Board, Inc., whose address is 401 Edgewater Place, Suite 600, Wakefield, MA 01880, has continuously held at least $25,000 in market value of the Company's securities entitled to vote on the proposal for at least one year and has notified the Company of its intent to present the following proposal at the 2025 Annual Meeting. Below is the exact text of the proposal received from the Accountability Board, including the accompanying color image. The following text is not provided by the Company.

2025 Proxy Statement	79

Proposal 4 Shareholder Proposal to Adopt a Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold (if properly presented)

THE ACCOUNTABILITY BOARD

encourages you to support this important corporate governance and accountability reform.

RESOLVED: Shareholders ask the Board to take the steps necessary to amend the governing documents, to give shareholders with an aggregate of at least 15% of outstanding common stock the power to call special meetings of shareholders.

DEAR FELLOW SHAREHOLDERS:

Shareholders' right to call a special meeting is essential for their ability to effectively engage management and is a widely supported aspect of good corporate governance.

As the Council of Institutional Investors' Principles on Corporate Governance state, "Shareowners should have the right to call special meetings."

Glass Lewis says it "strongly supports the right of shareholders to call special meetings."

And Institutional Shareholder Services (ISS) has reported: "In terms of day-to-day governance, shareholders may lack an important right, the ability to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, if they are unable to act at a special meeting of their calling. Shareholders could also be powerless to respond to a beneficial offer if the bidder cannot call a special meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns."

Major institutional investors support the right, too.

For example, BlackRock says "shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting" and, accordingly "should have the right to call a special meeting."

Yet Portillo's doesn't provide this right.

While the need to actually call special shareholder meetings is rare, the right of shareholders to call them provides a critical accountability tool. And when they are necessary, they enable shareholders to address matters that shouldn't be delayed until the annual meeting. Because they can involve substantial resources, a sufficient threshold percentage of shareholders should be required to call a special meeting.

In this case, we believe a 15% threshold would be appropriate—and indeed, such a threshold is widely supported.

BlackRock supports "a minimum of 15%" threshold. Vanguard supports establishing this right, "as long as the ownership threshold is not below 10%." ISS supports proposals to establish this right, and says its preference is a 10% threshold. And Glass Lewis generally favors a 10-15% threshold.

Based on the foregoing, we believe support for this request is in the best interest of our company and its shareholders. Thank you.

✔ The proponent asks that you vote "FOR" this proposal.

80

Proposal 4 Shareholder Proposal to Adopt a Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold (if properly presented)

Statement in Opposition to the Shareholder Proposal submitted by The Accountability Board

After careful consideration, the Board unanimously recommends a vote AGAINST this shareholder proposal, for the reasons set forth below.
A special meeting right at a 15% ownership threshold, as presented by this shareholder proposal, could be misused by a small group of shareholders for purposes that are not broadly supported by other shareholders.
The Company’s Certificate of Incorporation provides that a majority of the Board, the Chairperson, or the Chief Executive Officer may call special meetings of the shareholders. The Board believes this approach gives the Company flexibility to call special meetings of shareholders when these persons, acting as a fiduciaries, determine that a special meeting would be in the best interests of the Company’s shareholders.
Permitting shareholders holding only 15% of the Company’s outstanding stock to call special meetings, as requested by the proponent, could allow a small group of shareholders to misuse the special meeting process. A 15% threshold would only require a small fraction of the Company’s shareholders, potentially as few as one or two, to call a special meeting without attracting much, if any, support from other shareholders. This would increase the risk that the business of the special meeting is not broadly supported by shareholders, preferences the investment horizons of a small number of shareholders, and does not have a credible chance of succeeding at the meeting. The Board does not believe that the risk of allowing such a small group of investors to circumvent the Company’s typical annual meeting process and timeline is justifiable or in the best interests of all shareholders.
Further, special meetings of shareholders can be disruptive to business operations and can cause the Company to incur substantial expenses. Our Board members, management and employees must devote a significant amount of time and attention to preparing for a special meeting, which detracts from their primary focus of operating our business in the best interests of shareholders. In addition, with each special meeting, we must incur significant expenses in order to prepare the required disclosures, print and distribute materials, solicit proxies and tabulate votes. Accordingly, the Board believes that special meetings of the shareholders should be extraordinary events that are supported by the Board.
The proposed special meeting right would be unusually low compared to other public companies.
Only 15% of Russell 2000 companies have a threshold for shareholders to call special meetings of 15% or less, according to data from Deal Point Data. Conversely, 55% of Russell 2000 companies do not allow shareholders to call a special meeting. Based on this benchmarking, the proposed threshold would put the Company among the tiny minority of public companies.
The proposal is unnecessary given the Company has robust corporate governance practices that ensure alignment with shareholder interests and responsiveness to shareholder concerns.
In addition to the significant risks described above, the proposed special meeting right is unnecessary to align the Board with shareholders and ensure its responsiveness to shareholder concerns. The Company already has numerous policies and mechanisms in place that enhance independent leadership, protect shareholders’ interests and allow for shareholders to inform the Board of concerns other than through a special meeting, including:
•All directors are elected annually;
•The Chair of the Board is independent;
•Seven of the eight Board members are independent;
•Directors must resign upon failing to achieve majority support in uncontested director elections;
•The Board has adopted stock ownership policies for directors and executive officers, ensuring alignment with shareholders; and
•The Board is committed to meaningful engagement with shareholders and welcomes input and suggestions.

2025 Proxy Statement	81

Proposal 4 Shareholder Proposal to Adopt a Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold (if properly presented)
Voting Requirement
The affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4.
Recommendation of the Board of Directors
Accordingly, for the foregoing reasons, the Board of Directors recommends a vote AGAINST this shareholder proposal.

X	The Board recommends a vote “AGAINST” the Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold (if properly presented).

82

Other Matters
Securities Ownership of Certain Beneficial Owners and Management
The table below sets forth certain information regarding the beneficial ownership of our Class A common stock as of April 11, 2025 (except as otherwise stated) by the following:
•Each person known to us to beneficially own more than 5% of our outstanding common stock;
•Each of the Directors and Named Executive Officers individually; and
•All Directors and officers as a group.
The following table assumes that certain pre-IPO LLC members (the “pre-IPO LLC Members”) redeem or exchange all of their LLC Units and shares of Class B common stock for newly issued shares of our Class A common stock on a one-for-one basis. In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of April 11, 2025. In computing the number of shares of our Class A common stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of our Class A common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 11, 2025. We did not deem these shares of our Class A common stock outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed shareholder is: c/o Portillo’s Inc., 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

	Shares of Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Outstanding Class A Common Stock
5% shareholders
Funds managed by Berkshire(1)	13,859,067	18.73%
Glenn W. Welling / Engaged Capital, LLC(2)	5,479,771	8.57%
Orbis Investment Management Limited ("OIML"); Allan Gray Australia Pty Limited ("AGAPL")(3)	5,732,489	8.97%
The Vanguard Group(4)	4,701,659	7.36%
BlackRock, Inc.(5)	3,427,304	5.36%
Named Executive Officers and Directors:
Michael Osanloo	2,373,435	3.58%
Michelle Hook	165,899	*
Jill Waite	184,737	*
Kelly Kaiser	1,460	*
Mike Ellis	8,489	*
Derrick Pratt	19,589	*
Michael A. Miles, Jr.	883,930	1.37%
Ann Bordelon	99,784	*
Noah Glass(6)	110,749	*
Paulette Dodson	26,730	*
Gerard J. Hart(7)	131,533	*
Jack Hartung	72,500	*
Joshua A. Lutzker(8)	36,739	*
All Directors and Executive Officers as a group (15 persons):	4,152,863	6.14%

2025 Proxy Statement	83

Other Matters
*    Less than 1%
(1)Represents (i) 3,755,165 shares of Class A common stock owned by Berkshire Fund VIII-A, L.P. (“Berkshire Fund VIII-A”), (ii) 9,037,513 shares of Class A common stock issuable to Berkshire Fund VIII, L.P. (“Berkshire Fund VIII”) in respect of an equal number of LLC Units owned by Berkshire Fund VII, (iii) 248,374 shares of Class A common stock issuable to Berkshire Investors III LLC (“Berkshire Investors III”) in respect of an equal number of LLC Units owned by Berkshire Investors III, and (iv) 818,015 shares of Class A common stock issuable to Berkshire Investors IV LLC (“Berkshire Investors IV” and together with Berkshire Fund VIII-A, Berkshire Fund VIII, Berkshire Investors III, the “Berkshire Entities”) in respect of an equal number of LLC Units owned by Berkshire Investors IV. Berkshire Partner Holdings LLC is the general partner of BPSP, L.P., which is the managing member of Berkshire Partners LLC (BP). Eighth Berkshire Associates LLC, which is managed by an investment committee of more than three members (the “Committee”), is the general partner of Berkshire Fund VIII and Berkshire Fund VIII-A. The Committee also manages each of Berkshire Investors III and Berkshire Investors IV. BP is the investment adviser for Berkshire Partners VIII and Berkshire Partners VIII-A. The Committee makes investment and voting decisions for the Funds by majority vote. Berkshire Partners, the Funds, Berkshire Investors III, Berkshire Investors IV and 8BA may be deemed to constitute a “group” for purposes of Section 13(d) of the Exchange Act, although they do not admit to being part of a group, nor have they agreed to act as part of a group. The address of all the entities and the managing members mentioned above is 200 Clarendon Street, 35th Floor, Boston, Massachusetts 02116-5021.
(2)Represents beneficial ownership by Engaged Capital, LLC., according to a Schedule 13D filed on March 3, 2025, reporting: shared voting power over     5,479,771 shares, sole dispositive power over 0 shares, and shared dispositive power over 4.859,771 shares. The business address of the principal office of Engaged Capital Flagship Master is c/o Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands. The address of the principal office of each of Engaged Capital Co-Invest XVII, Engaged Capital, Engaged Holdings and Mr. Welling is 610 Newport Center Drive, Suite 950, Newport Beach, California 92660
(3)Represents beneficial ownership by Orbis Investment Management Limited (“OIML”); Allan Gray Australia Pty Limited (“AGAPL”), according to a Schedule 13G filed on February 14, 2025, reporting: sole voting power over 5,723,460 shares and sole dispositive power over 5,723,460 shares, in the aggregate. The business address of OIML is Orbis House, 25 Front Street, Hamilton Bermuda HM11 and the business address of AGAPL is Level 2, Challis House, 4 Martin Place, Sydney NSW2000, Australia.
(4)Represents beneficial ownership by The Vanguard Group, according to a Schedule 13G filed on February 13, 2024, reporting: shared voting power over 85,036 shares, sole dispositive power over 4,572,783 shares, and shared dispositive power over 128,876 shares. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)Represents beneficial ownership by BlackRock, Inc., according to a Schedule 13G filed on January 29, 2024, reporting: shared voting power over 3,377,279 shares, sole dispositive power over 3,427,304 shares, and shared dispositive power over 0 shares. The business address of BlackRock, Inc. is 50 Hudson Yards., New York, NY 10001
(6)Represents shares and LLC Units exchangeable on a one for one basis for shares of Class A common stock held directly owned by the Glass Family Trust dated December 29, 2016.
(7)Represents shares held by PENSCO Trust Company LLC, on behalf of and as custodian for the Gerard J. Hart IRA.
(8)Excludes shares of Class A common stock and Class B common Stock held by the Berkshire Entities, as disclosed in footnote (1) above, in which Mr. Lutzker has a pecuniary interest. Mr. Lutzker disclaims beneficial ownership of the securities held by the Berkshire Entities except to the extent of his respective pecuniary interest therein.
Equity Compensation Plans Table
The following table provides information about our compensation plans under which our Class A common stock is authorized for issuance, as of December 29, 2024:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuances under equity compensation plans(3)
Equity compensation plans approved by security holders	7,063,911	$8.28	3,670,837
(1)Includes shares issuable pursuant to stock options, restricted stock units, restricted stock awards and other stock-based awards under the Company's 2021 Plan. Represents 2,782,248 shares under the 2021 Plan, including 4,118,056 shares assumed from the 2014 Plan, and 163,607 shares under the Employee Stock Purchase Plan (the "ESPP").
(2)The weighted-average exercise price set forth in this column is calculated excluding restricted stock units or other awards for which recipients are not required to pay an exercise price to receive the shares subject to the awards.
(3)This amount represents shares of common stock available for issuance under the 2021 Plan and the ESPP.

84

Other Matters
Certain Relationships and Related Party Transactions
Related Party Transaction Policy
We have a written Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the Policy, our Audit Committee has overall responsibility for implementation of and compliance with the Policy.
For purposes of the Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the Policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board or our Compensation Committee, as applicable. A “related person” includes (i) our Directors, Director Nominees or Executive Officers, (ii) any 5% beneficial owner of our voting securities, or (iii) any immediate family member of the foregoing.
The Policy requires that notice of a proposed related person transaction be provided to our General Counsel prior to entry into such transaction. If our General Counsel determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under the Policy, our Audit Committee may approve only those related person transactions that are in, or are not inconsistent with, the Company’s best interests. In reviewing and approving any related party transaction, the Audit Committee is tasked to consider all of the relevant facts and circumstances, and consideration of various factors enumerated in the Policy.
The Policy also provides that the Audit Committee review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our shareholders. Additionally, we will make periodic inquiries of Directors and officers with respect to any potential related person transaction to which they may be a party or of which they may be aware.
Related Party Transactions
We describe below any transactions and series of similar transactions, during our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our Directors, Executive Officers or beneficial holders of more than 5% of any class of our capital stock had, have, or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements.
Registration Rights Agreement & Secondary Offerings
In connection with the IPO, we entered into a registration rights agreement with Berkshire and certain of our other shareholders. This agreement will provide Berkshire, and their permitted transferees, with “demand” registrations, which will require us to register shares of our common stock under the Securities Act of 1933 (the “Securities Act”). Each of our shareholders that is a party to the registration rights agreement will also be entitled to customary “piggyback” registration rights and entitled to participate on a pro rata basis in any registration of our common stock under the Securities Act that we may undertake. The registration rights agreement will also require us to maintain an effective shelf registration statement with respect to shares registered pursuant to the registration rights agreement, require that we will pay certain expenses relating to such registrations and require that we indemnify the shareholders party to the registration rights agreement against certain liabilities which may arise under the Securities Act.
In the first quarter of 2024, in connection with the secondary offerings previously discussed in our most recent Form 10-K, we purchased LLC Units and shares of Class A common stock using the proceeds of the secondary offering at a price equal to the public offering price less the underwriting discounts and commissions from certain pre-IPO LLC Members and shareholders of the entities treated as corporations for U.S. tax purposes that held LLC Units prior to the Transactions (“Blocker Companies”), including from funds affiliated with Berkshire Partners LLC, which beneficially owned approximately 18.8% of the Company as of December 29, 2024. In the aggregate, we paid to the funds affiliated with Berkshire Partners LLC approximately $115.0 million to purchase the LLC Units and shares of Class A common stock with the proceeds.

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Amended Portillo’s OpCo Agreement
In connection with the IPO transactions, Portillo’s Inc., Portillo’s OpCo and each of the pre-IPO LLC Members entered into the Amended LLC Agreement. Following the IPO transactions, and in accordance with the terms of the Amended LLC Agreement, we operate our business through Portillo’s OpCo. Pursuant to the terms of the Amended LLC Agreement, so long as the Continuing Pre-IPO LLC Members continue to own any LLC Units or securities redeemable or exchangeable into shares of our Class A common stock, we will not, without the prior written consent of such holders, engage in any business activity other than the management and ownership of Portillo’s OpCo or own any assets other than securities of Portillo’s OpCo and/or any cash or other property or assets distributed by or otherwise received from Portillo’s OpCo, unless we determine in good faith that such actions or ownership are in the best interest of Portillo’s OpCo.
As the sole managing member of Portillo’s OpCo, we have control over all of the affairs and decision making of Portillo’s OpCo. As such, through our officers and Directors, we are responsible for all operational and administrative decisions of Portillo’s OpCo and the day-to-day management of Portillo’s OpCo’s business. We will fund any dividends to our shareholders by causing Portillo’s OpCo to make distributions to the holders of LLC Units and us, subject to the limitations imposed by our debt agreements.
The holders of LLC Units will generally incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Portillo’s OpCo. The Amended LLC Agreement provides for pro rata cash distributions to the holders of LLC Units for purposes of funding their tax obligations in respect of the taxable income of Portillo’s OpCo that is allocated to them. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Portillo’s OpCo allocated to the holder of LLC Units that receives the greatest proportionate allocation of income multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation residing in New York, New York, whichever is higher. As a result of (i) potential differences in the amount of taxable income allocable to us and the other LLC Unit holders, (ii) the lower tax rate applicable to corporations than individuals and (iii) the use of an assumed tax rate in calculating Portillo’s OpCo’s distribution obligations, we may receive tax distributions significantly in excess of our tax liabilities and obligations to make payments under the Tax Receivable Agreement.
Except as otherwise determined by us, if at any time we issue a share of our Class A common stock, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in Portillo’s OpCo and Portillo’s OpCo shall issue to us one LLC Unit. Similarly, except as otherwise determined by us, (i) Portillo’s OpCo will not issue any additional LLC Units to us unless we issue or sell an equal number of shares of our Class A common stock and (ii) should Portillo’s OpCo issue any additional LLC Units to the pre-IPO LLC Members or any other person, we will issue an equal number of shares of our Class B common stock to such pre-IPO LLC Members or any other person. Conversely, if at any time any shares of our Class A common stock are redeemed, purchased or otherwise acquired by us, Portillo’s OpCo will redeem, purchase or otherwise acquire an equal number of LLC Units held by us, upon the same terms and for the same price per security, as the shares of our Class A common stock are redeemed, purchased or otherwise acquired. In addition, Portillo’s OpCo will not effect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units unless it is accompanied by a substantively identical subdivision or combination, as applicable, of each class of our common stock, and we will not effect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the LLC Units.
Under the Amended LLC Agreement, the holders of LLC Units (other than us) have the right to require Portillo’s OpCo to redeem all or a portion of their LLC Units for newly-issued shares of Class A common stock on a one-for-one basis in accordance with the terms of the Amended LLC Agreement. Upon the exercise of the redemption right, the redeeming member will surrender its LLC Units to Portillo’s OpCo for cancellation. The Amended LLC Agreement requires that we contribute shares of our Class A common stock to Portillo’s OpCo in exchange for an amount of newly-issued LLC Units in Portillo’s OpCo equal to the number of LLC Units redeemed from the holders of LLC Units. Portillo’s OpCo will then distribute the shares of our Class A common stock to such holder of an LLC Unit to complete the redemption. In the event of a redemption request by a holder of an LLC Unit, we may, at our option, effect a direct exchange of Class A common stock for LLC Units in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Units that we own equals the number of shares of Class A common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities). Shares of Class B common stock will be canceled on a one-for-one basis if we, following a redemption request of a holder of an LLC Unit, redeem or exchange LLC Units of such holder of an LLC Unit pursuant to the terms of the Amended LLC Agreement.
The Amended LLC Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to our Class A common stock is proposed by us or our shareholders and

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approved by our Board or is otherwise consented to or approved by our Board, the holders of LLC Units will be permitted to participate in such offer by delivery of a notice of redemption or exchange that is effective immediately prior to the consummation of such offer. In the case of any such offer proposed by us, we are obligated to use our reasonable best efforts to enable and permit the holders of LLC Units to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A common stock without discrimination. In addition, we are obligated to use our reasonable best efforts to ensure that the holders of LLC Units may participate in each such offer without being required to redeem or exchange LLC Units.
The Amended LLC Agreement provides that, except for transfers to us as provided above or to certain permitted transferees, the LLC Units and corresponding shares of Class B common stock may not be sold, transferred or otherwise disposed of.
Subject to certain exceptions, Portillo’s OpCo will indemnify all of its members and their officers and other related parties, against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with Portillo’s OpCo’s business or affairs or the Amended LLC Agreement or any related document.
Portillo’s OpCo may be dissolved upon (i) the determination by us to dissolve Portillo’s OpCo or (ii) any other event which would cause the dissolution of Portillo’s OpCo under the Delaware Limited Liability Company Act, unless Portillo’s OpCo is continued in accordance with the Delaware Limited Liability Company Act. Upon dissolution, Portillo’s OpCo will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Portillo’s OpCo’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their vested LLC Units.
Tax Receivable Agreement
We acquired certain favorable tax attributes and a share of the existing tax basis of the assets of Portillo’s OpCo in the IPO. In addition, future redemptions or exchanges by pre-IPO LLC Members of LLC Units for shares of our Class A common stock or cash are expected to result in favorable tax attributes for us. These tax attributes would not be available to us in the absence of those transactions and are expected to reduce the amount of tax that we would otherwise be required to pay in the future.
Upon completion of the IPO, we became party to a Tax Receivable Agreement with certain of our pre-IPO LLC Members (“TRA Parties”). Under the Tax Receivable Agreement, we generally will be required to pay to the TRA Parties, in the aggregate, 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that we actually realize, or in certain circumstances are deemed to realize, as a result of (i) our allocable share of existing tax basis in depreciable or amortizable assets relating to LLC Units acquired in the IPO, (ii) certain favorable tax attributes acquired by the Company from the Blocker Companies (including net operating losses and the Blocker Companies’ allocable share of existing tax basis), (iii) increases in our allocable share of then existing tax basis in depreciable or amortizable assets, and adjustments to the tax basis of the tangible and intangible assets, of Portillo’s OpCo and its subsidiaries, as a result of (x) sales or exchanges of interests in Portillo’s OpCo in connection with the IPO and (y) future exchanges of LLC Units by pre-IPO LLC Members for Class A common stock, and (iv) certain other tax benefits related to entering into the Tax Receivable Agreement, including payments made under the Tax Receivable Agreement.
We expect that the payments we will be required to make under the Tax Receivable Agreement will be substantial. Assuming no material changes in relevant tax law and that we earn sufficient taxable income to realize all tax benefits that are subject to the Tax Receivable Agreement, we estimate that the tax savings associated with all tax attributes described above would aggregate to approximately $381.9 million as of December 29, 2024. Under this scenario, we would be required to pay the TRA Parties approximately 85% of such amount, or $324.6 million, primarily over the next 15 years, substantially declining in year 16 through year 47. We paid $7.7 million related to tax year 2023 and $4.4 million relating to tax year 2022 in the quarter ended March 30, 2025 and March 31, 2024, respectively. The actual amounts we will be required to pay may materially differ from these amounts, because potential future tax savings that we will actually realize or be deemed to realize, and the Tax Receivable Agreement payments made by us, will be calculated based in part on the market value of our Class A common stock at the time of each exchange of an LLC Unit for a share of Class A common stock and the prevailing applicable federal tax rate (plus the assumed combined state and local tax rate) applicable to us over the life of the Tax Receivable Agreement and will depend on our generating sufficient taxable income to realize the tax benefits that are subject to the Tax Receivable Agreement. Payments under the Tax Receivable Agreement are not conditioned on our existing owners’ continued ownership of us. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual benefits we realize in respect of the tax benefits that are subject to the Tax Receivable Agreement and/or distributions to us by Portillo’s OpCo are not sufficient to permit us to make payments under the Tax Receivable Agreement after we have paid taxes.

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Receivables
As of December 29, 2024, the related parties’ receivables consisted of a receivable balance due from C&O of $0.3 million, which was included in accounts receivable in the consolidated balance sheet.
Olo
Noah Glass, a member of our Board, is the founder and CEO of Olo, Inc. (“Olo”), a platform the Company uses in connection with its mobile ordering application and delivery.
The Company incurred the following Olo-related costs for Fiscal Year 2024 (in thousands):

Fiscal Year Ended December 29, 2024
Cost of goods sold, excluding depreciation and amortization	$1,996
Other operating expenses	477
Net Olo related costs	$2,473
As of December 29, 2024, $0.4 million was payable to Olo.
Cooperation Agreement
On April 28, 2025, we entered into the Cooperation Agreement with the Engaged Group pursuant to which the Company agreed to reimburse the Engaged Group for its reasonable, documented out-of-pocket fees and expenses incurred in connection with the negotiation and execution of the Cooperation Agreement, this meeting and the matters related thereto in an amount not to exceed $300,000. Such reimbursement is expected to be in an amount equal to $300,000. See “Cooperation Agreement” under “Proposal 1 – Election of Directors” for a summary of the Cooperation Agreement.

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Shareholders’ Proposals
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary by mail c/o Corporate Secretary, Portillo’s Inc., 2002 Spring Road, Suite 400, Oak Brook, Illinois 60523 or by email at investors@portillos.com by December 29, 2025.
Shareholders intending to present a proposal at the 2026 Annual Meeting of Shareholders, but not to include the proposal in our Proxy Statement, or to nominate a person for election as a Director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the shareholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Shareholders no earlier than Tuesday, February 10, 2026 and no later than Thursday, March 12, 2026. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon written request to our Corporate Secretary. In the event that the date of the 2026 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after June 10, 2026, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
Furthermore, in addition to the requirements of SEC Rule 14a-8 or our Bylaws, as applicable, as described above, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director Nominees other than our nominees must provide written notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 13, 2026 and must comply with the additional requirements of Rule 14a-19(b).
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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About the Meeting
Why am I receiving these materials?
The Board of Directors (the “Board of Directors” or the “Board”) of Portillo’s Inc., a Delaware corporation (“Portillo’s” or the “Company”), is soliciting proxies for use at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on June 10, 2025, at 8:00 a.m. Central Time.
How do I attend the Annual Meeting?
Please register at www.proxydocs.com/PTLO, where you will be provided with information on how to listen to the meeting live, submit questions, and vote online.
Any registered holder can attend the Annual Meeting by visiting www.proxydocs.com/PTLO, where additional information will be provided about where shareholders may vote and submit questions during the meeting. The meeting starts at 8:00 a.m. Central Time. Please have your Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/PTLO.
Where can I find electronic copies of these materials?
The Notice of Internet Availability of Proxy Materials was first furnished to shareholders on or about May 1, 2025. Electronic copies of this Proxy Statement and the Annual Report for the year ended December 29, 2024 are available at www.proxydocs.com/PTLO and investors.portillos.com.
Who can vote at the Annual Meeting?
Only holders of record of our common stock at the close of business on April 11, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 63,906,346 shares of Class A common stock outstanding and entitled to vote and 10,732,800 shares of Class B common stock outstanding and entitled to vote. Holders of the Company’s Class A common stock and Class B common stock are entitled to one vote for each share held as of the Record Date. Shareholders do not have cumulative voting rights.
What is a quorum and how does it impact the meeting?
A quorum is required for our shareholders to conduct business at the Annual Meeting. The holders of a majority in voting power of the shares entitled to vote at the Annual Meeting, present or represented by proxy, will constitute a quorum for the transaction of business. Your shares are counted as present at the Annual Meeting if you are present and vote online at the Annual Meeting or if you have properly submitted a proxy. Abstentions and “broker non-votes” (as defined below) will be counted in determining whether there is a quorum.
What vote is needed to approve each item?
Proposal No. 1 – Election of Directors, provides that Directors will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, which means that the eight nominees receiving the highest number of “for” votes will be elected. Withheld votes and broker non-votes will have no effect on Proposal No. 1.
Proposal No. 2 – Advisory Vote on Executive Compensation, is a non-binding vote. Approval requires the affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2. Abstentions shall count as a vote against the proposal. Broker non-votes will have no effect on Proposal No. 2.
Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 3. Abstentions will count the same as votes against the proposal. There will be no broker non-votes with respect to Proposal No. 3 because a broker may exercise its discretion to vote for or against the proposal in the absence of instruction from its clients.
Proposal No. 4 – Shareholder Proposal (if properly presented), requires the affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 4. Abstentions shall count as a vote against the proposal. Broker non-votes will have no effect on Proposal No. 4.

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How do I vote my shares?
If you are a registered holder, meaning that you hold your shares directly (not through a bank, broker or other nominee), you may vote online at the Annual Meeting, by telephone or electronically through the Internet by following the instructions included on your Notice of Internet Availability of Proxy Materials or proxy card, or by completing, dating, signing and promptly returning your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal, and, in the case of the election of Directors, as a vote “for” the election of each of the nominees presented by the Board.
If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that nominee. You may also vote by completing, dating, signing and promptly returning the voting instruction form sent by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote online at the Annual Meeting. If you do not provide voting instructions to your broker in advance of the Annual Meeting, Nasdaq rules grant your broker discretionary authority to vote on “routine” proposals. Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal, and the unvoted shares are referred to as “broker non-votes.” At the 2024 Annual Meeting, Proposals No. 1, 2 and 4 are not considered “routine” proposals, but Proposal No. 3 is considered a “routine” proposal.
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.
The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, which must be borne by the shareholder.
Why is Portillo’s holding a virtual Annual Meeting?
The virtual Annual Meeting is accessible on any Internet-connected device and shareholders will be able to submit questions and comments and to vote online, during the meeting. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and therefore have chosen this over an in-person meeting. In the event of a technical malfunction or other problem that disrupts the Annual Meeting, the Company may adjourn, recess, or expedite the Annual Meeting, or take such other action that the Company deems appropriate considering the circumstances. If you encounter any difficulties accessing the virtual meeting during the meeting, please call (866) 648-8133.
How do I participate during the Annual Meeting?
You may virtually attend the Annual Meeting by visiting www.proxydocs.com/PTLO, where shareholders will receive additional information on how to vote and submit questions during the Meeting. Please have your Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/PTLO.
Only holders of our common stock at the close of business on the Record Date will be permitted to ask questions during the Annual Meeting. If you wish to submit a question, on the day of the Annual Meeting, you may log into the virtual meeting platform at www.proxydocs.com/PTLO, and type your question for consideration into the field provided in the web portal. To allow us to answer questions from as many shareholders as possible, we may limit each shareholder to one (1) question. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together. More information on submitting questions at the Annual Meeting will be posted on the internet website www.proxydocs.com/PTLO in advance of the meeting.
In accordance with Delaware law, for the 10 days prior to our Annual Meeting, a list of registered holders entitled to vote at our Annual Meeting will be available for inspection in our offices at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523.

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Who bears the cost of solicitation?
The expenses of any solicitation of proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and its Directors, officers or employees (for no additional compensation) may also solicit proxies in person, by telephone or email. Following the original mailing of the proxies and other soliciting materials, the Company will request that banks, brokers and other nominees forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers and other nominees for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.
How do I revoke a proxy?
Any person submitting a proxy has the power to revoke such proxy prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is submitted via telephone or Internet no later than 11:59 p.m. (Central Time) on June 9, 2025, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance at the Annual Meeting and voting online. If you are a beneficial owner and wish to change any of your previously provided voting instructions, you must contact your bank, broker or other nominee directly.
What is householding and how does it impact me?
We have adopted a procedure approved by the SEC called “householding” under which multiple shareholders who share the same address will receive only one copy of the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless we receive contrary instructions from one or more of the shareholders. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, you may do so by notifying us by telephone at (866) 648-8133, by email at paper@elections.com or investors@portillos.com, or by mail at Portillo’s Inc. at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523, and we will promptly deliver the requested materials. You also may request additional copies of the proxy materials by notifying us by telephone or in writing at the same telephone number, email address, or address. If you are currently receiving multiple copies of the proxy materials and wish to receive only one copy at the same address, then please notify us by telephone or in writing at the same telephone number, email address, or address. Shareholders with shares registered in the name of a brokerage firm or bank may contact their brokerage firm or bank to request information about householding.
When will Proxy Materials be electronically delivered to Shareholders?
Beginning on or about May 1, 2025, we mailed or e-mailed to our shareholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the Internet and how to vote. If you received such Notice and would prefer to receive paper copies of the proxy materials, or if you received paper copies of the proxy materials and would prefer to receive a notice for future annual meetings, you may notify us by telephone, email or mail at the telephone number, email address and mailing address provided above.

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2024 Annual Report and SEC Filings
Our financial statements for the year ended December 29, 2024 are included in our Annual Report on Form 10-K. Our Annual Report and this Proxy Statement are posted on our website at www.investors.portillos.com. You may also obtain a copy of our Annual Report without charge by sending a written request to: Portillo’s Inc., Attn: Corporate Secretary 2001 Spring Road, Oak Brook, IL 60523. Copies of all exhibits to the Annual Report on Form 10-K for the fiscal year ended December 29, 2024 may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies by sending a written request to: Portillo’s Inc., Attn: Corporate Secretary 2001 Spring Road, Suite 400, Oak Brook, IL 60523.
***
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, our designated proxies listed in this Proxy Statement will have discretion to vote shares they represent in accordance with their own judgment on such matters. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed in the Notice or on the accompanying proxy card or, or if you requested to receive a printed copy of the proxy materials, by executing and returning, at your earliest convenience, the accompanying proxy card in the envelope that has also been provided.
BY ORDER OF THE BOARD OF DIRECTORS
Kelly M. Kaiser, General Counsel and Secretary
Oak Brook, Illinois
April 28, 2025

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Appendix A - Reconciliation of Non-GAAP Financial Measures
Non-GAAP Financial Measures
To supplement the consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA Margin, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Accordingly, these measures are not required by, nor presented in accordance with GAAP, but rather are supplemental measures of operating performance of our restaurants. You should be aware that these measures are not indicative of overall results for the Company and that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of shareholders because of corporate-level expenses excluded from such measures. These measures are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. These measures are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate, but also have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP.
Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income, and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net.
We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation.
We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance.
The following table reconciles net income to Adjusted EBITDA and Adjusted EBITDA margin (in thousands):

Fiscal Year Ended
December 29, 2024
Net income	$35,076
Net income margin	4.9%
Depreciation and amortization	27,297
Interest expense	25,616
Interest income	(309)
Income tax expense	6,799
EBITDA	94,479
Deferred rent(1)	5,255
Equity-based compensation	11,151
Cloud-based software implementation costs (2)	679
Amortization of cloud-based software implementation costs (3)	586
Other income(4)	1,184
Transaction-related fees & expenses(5)	575
Tax Receivable Agreement liability adjustment(6)	(9,149)
Adjusted EBITDA	$104,760
Adjusted EBITDA Margin(7)	14.7%
Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas day, resulting in six additional operating days.
(1)Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2)Represents non-capitalized third-party consulting and software licensing costs incurred in connection with the implementation of new ERP and HCM systems which are included within general and administrative expenses
(3)Represents amortization of capitalized cloud-based ERP system implementation costs that are included within general and administrative expenses
(4)Represents loss on disposal of property and equipment and a technology asset impairment charge included within other income, net
(5)Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses
(6)Represents remeasurement of the Tax Receivable Agreement liability.
(7)Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net

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Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin
Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net.
We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate.
The following table reconciles operating income to Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin (in thousands):

Fiscal Year Ended
December 29, 2024
Operating income	$58,033
Operating income margin	8.2%
Plus:
General and administrative expenses	75,089
Pre-opening expenses	9,236
Depreciation and amortization	27,297
Net income attributable to equity method investment	(1,229)
Other income, net	(312)
Restaurant-Level Adjusted EBITDA	$168,114
Restaurant-Level Adjusted EBITDA Margin(1)	23.7%
Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas day, resulting in six additional operating days
(1)Restaurant-Level Adjusted EBITDA Margin is defined as Restaurant-Level Adjusted EBITDA divided by Revenues, net.

2025 Proxy Statement	95

Other Matters
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, so you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
•risks related to or arising from our organizational structure;
•risks of food-borne illness and food safety and other health concerns about our food;
•risks relating to the economy and financial markets, including in relation to trade policy changes and macroeconomic uncertainty, including inflation and fluctuating interest rates, stock market volatility, recession concerns, and other factors;
•the impact of unionization activities of our Team Members on our reputation, operations and profitability;
•risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions;
•risks associated with data, privacy, cybersecurity and the use and implementation of information technology systems, including our digital ordering and payment platforms for our off-premise and delivery business;
•risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business;
•the impact of competition, including from our competitors in the restaurant industry or our own restaurants;
•the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees;
•the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs of or ability to open new restaurants, or the sale of food and alcoholic beverages;
•inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline;
•the impact of consumer sentiment and other economic factors on our sales;
•increases in food and other operating costs, tariffs and import taxes, and supply shortages; and
•other risks identified in our filings with the Securities and Exchange Commission (the “SEC”).
All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this Proxy Statement in the context of the risks and uncertainties disclosed in our Annual Report on Form 10-K for the fiscal year ended December 29, 2024 filed with the SEC on February 25, 2025, which is available on the SEC's website at www.sec.gov.
The forward-looking statements included in this Proxy Statement are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

96

Portillo's Inc.
For Shareholders of Record as of April 11, 2025 Tuesday, June 10, 2025 8:00 AM, Central Time
Annual Meeting to be held via the internet - please visit
www.proxydocs.com/PTLO for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:00 AM, Central Time, June 10, 2025

This proxy is being solicited on behalf of the Board of Directors

Internet:
www.proxypush.com/PTLO
•Cast your vote online
•Have your Proxy Card ready
•Follow the simple instructions to record your vote
Phone:
1-866-458-2503
•Use any touch-tone telephone
•Have your Proxy Card ready
•Follow the simple recorded instructions
Mail:
•Mark, sign and date your Proxy Card
•Fold and return your Proxy Card in the postage-paid envelope provided
Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/PTLO
The undersigned hereby appoints Michael Osanloo, Michelle Hook and Kelly Kaiser (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Portillo's Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED
IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Portillo's Inc. Annual Meeting of Shareholders

Please make your marks like this:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3
AGAINST ON PROPOSAL 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors
		FOR	WITHHOLD
	1.01 Michael Osanloo	☐	☐		FOR

	1.02 Ann Bordelon	☐	☐		FOR

	1.03 Paulette Dodson	☐	☐		FOR

	1.04 Noah Glass	☐	☐		FOR

	1.05 Gerard J. Hart	☐	☐		FOR

	1.06 Jack Hartung	☐	☐		FOR

	1.07 Joshua A. Lutzker	☐	☐		FOR

	1.08 Michael A. Miles Jr.	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Advisory Vote on Executive Compensation	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
3.	Ratify Deloitte & Touche LLP to be our independent registered public accounting firm for the fiscal year ending December 28, 2025	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
4.	Shareholder Proposal, if properly presented	☐	☐	☐	AGAINST

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date